------------------

             U.S. SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                       -----------------

                           FORM 8-K/A

                      AMENDMENT TO FORM 8-K
                        Filed Pursuant to
               THE SECURITIES EXCHANGE ACT OF 1934

                       PARKWAY PROPERTIES, INC.
              -----------------------------------
     (Exact name of registrant as specified in its charter)


                         AMENDMENT NO. 1

      The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Form 8-K filed August 13, 1997 as set forth in the pages attached hereto:

           Item 5.  Other Events

           Item 7.  Financial Statements and Exhibits

      Pursuant to the requirements of the Securities Exchange Act of  1934,  the  registrant has duly caused this amendment  to  be
signed   on  its  behalf  by  the  undersigned,  thereunto   duly
authorized.

Date:  August 25, 1997            PARKWAY PROPERTIES, INC.

                                  By:   /s/ Sarah P. Clark
                                        -----------------------
                                        Sarah P. Clark
                                        Vice President, Chief
                                        Financial Officer,
                                        Treasurer and Secretary




                            FORM 8-K

                    PARKWAY PROPERTIES, INC.


Item 5.   Other Events.

      On  July  10, 1997, a limited partnership in which  Parkway
Properties,  Inc.  is a 99% limited partner  and  a  wholly-owned subsidiary  is a 1% general partner purchased the 118,750  net rentable
square foot  Lakewood  II  office  building  in  Atlanta,  Georgia   for
$11,500,000  from  an  unrelated party.  This  five-story  office
building  was  constructed  in  1988.   The  Company  assumed   a
$6,910,000 first mortgage on the property with an 8.08% interest rate as part of the purchase. The remaining balance was funded with bank borrowings on a line of credit with Deposit Guaranty
National Bank at a rate equal to the 90-day Libor rate plus 1.75%, currently 7.562%.

      On August 12, 1997, a limited partnership in which Parkway Properties, Inc. is a 99% limited partner and a wholly-owned subsidiary is a 1% general partner purchased Fairway Plaza in Las Colinas, Texas for $6,705,000 from an unrelated party. Fairway Plaza consists of two multi-story office buildings containing 82,268 net rentable square feet with 321 surface parking spaces situated on 6.31 acres. The purchase was funded with bank borrowings on a line of credit with Deposit Guaranty National at a rate equal to the 90-day Libor rate plus 1.75%, currently 7.562%.

Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements

           (1)  The  following  audited  financial  statement  of
NationsBank  Tower  for  the  year ended  December  31,  1996  is
attached   hereto.  Also  included  is  the  unaudited  financial
statement for the six months ended June 30, 1997.

                                                            Page
                                                            ----
     Report of Independent Auditors                           5
     Statement of Rental Revenue and
       Direct Operating Expenses                              6
     Notes to Statement of Rental Revenue
       and Direct Operating Expenses                          7

           (2) The following audited financial statement of Lakewood II for the year ended December 31, 1996 is attached hereto. Also included is the unaudited financial statement for the six months ended June 30, 1997.

                                                            Page
                                                            ----
     Report of Independent Auditors                           9
     Statement of Rental Revenue and
       Direct Operating Expenses                             10
     Notes to Statement of Rental Revenue
       and Direct Operating Expenses                         11

           (3) The following audited financial statement of Fairway Plaza for the year ended December 31, 1996 is attached hereto. Also included is the unaudited financial statement for the six months ended June 30, 1997.

                                                            Page
                                                            ----
     Report of Independent Auditors                          13
     Statement of Rental Revenue and
       Direct Operating Expenses                             14
     Notes to Statement of Rental Revenue
       and Direct Operating Expenses                         15



     (b)  Pro Forma Consolidated Financial Statements

      The  following  unaudited Pro Forma Consolidated  Financial
Statements are attached hereto.

                    PARKWAY PROPERTIES, INC.

                                                            Page
                                                            ----
Pro Forma Consolidated Financial Statements (Unaudited)      16
Pro Forma Consolidated Balance Sheet (Unaudited) -
  As of June 30, 1997                                        18
Pro Forma Consolidated Statement of Income (Unaudited) -
  For the Year Ended December 31, 1996                       19
Pro Forma Consolidated Statement of Income (Unaudited) -
  For the Six Months Ended June 30, 1997                     20
Notes to Pro Forma Consolidated Financial
  Statements (Unaudited)                                     21

     (c)  Exhibits.

           (10)(a) Purchase and Sale Agreement between 2233, L.P. and Parkway Properties, L. P. dated May 19, 1997. Parkway agrees to furnish supplementally to the Securities and Exchange Commission on request a copy of any omitted schedule or exhibit to this agreement.

          (10)(b) Contract of Sale between Southland Investment Properties Partners and Parkway Properties, Inc. dated July 27, 1997. Parkway agrees to furnish supplementally to the Securities and Exchange Commission on request a copy of any omitted schedule or exhibit to this agreement.

                  Report of Independent Auditors


The Board of Directors
Parkway Properties, Inc.

We have audited the accompanying statement of rental revenue and direct operating expenses of NationsBank Tower for the year ended December 31, 1996. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of rental revenue and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K/A of Parkway Properties, Inc., as described in Note 2, and is not intended to be a complete presentation of NationsBank Tower's revenue and expenses.

In our opinion, the statement of rental revenue and direct operating expenses referred to above presents fairly, in all material respects, the rental revenue and direct operating expenses described in Note 2 of NationsBank Tower for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

We have compiled the accompanying statement of rental revenue and direct operating expenses of NationsBank Tower for the six months ended June 30, 1997 in accordance with the Statement on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. A compilation is limited to presenting in the form of a financial statement information that is the representation of management. We have not audited or reviewed the statement of rental revenue and direct operating expenses of NationsBank Tower for the six months ended June 30, 1997 and, accordingly, do not express an opinion or any other form of assurance on the statement.


Jackson, Mississippi                    /s/ Ernst & Young LLP
August 15, 1997



                        NationsBank Tower

                   Statement of Rental Revenue
                  and Direct Operating Expenses



                               Year Ended        Six Months Ended
                            December 31, 1996      June 30, 1997
                            -----------------   -----------------
                                                  (unaudited)

Rental revenue:
 Minimum rents ............... $3,269,559         $1,671,917
 Parking fee income...........    404,123            186,540
 Reimbursed charges and
   other income...............    419,954            191,582
                               ----------         ----------
                                4,093,636          2,050,039
                               ----------         ----------

Direct operating expenses
 (Note 2):
  Utilities...................    537,531            258,611
  Real estate taxes...........    404,389            202,252
  Maintenance services and
    and supplies..............    254,399            132,272
  Janitorial services
    and supplies..............    178,316             80,127
  Management fees (Note 3)....     82,173             38,921
  Salaries....................    175,920             76,933
  Security service............     75,621             37,192
  Administrative and
   miscellaneous expenses.....     73,652             33,324
                               ----------         ----------
                                1,782,001            859,632
                               ----------         ----------
Excess of rental revenue over
  direct operating expenses... $2,311,635         $1,190,407
                               ==========         ==========

                     See accompanying notes.



                        NationsBank Tower

              Notes to Statement of Rental Revenue
                  and Direct Operating Expenses


1.  Organization and Significant Accounting Policies

Description of Property

On July 31, 1997, a limited partnership in which Parkway Properties, Inc. is a 99% limited partner and a wholly-owned subsidiary is a 1% general partner purchased NationsBank Tower (the "Building") in Columbia, South Carolina from an unrelated party. The twenty-story building contains approximately 300,000 (unaudited) square feet of rentable area.

Rental Income

Minimum rents from leases are accounted for ratably over the term of each lease. Tenant reimbursements are recognized as income as the applicable services are rendered or expenses incurred.

The future minimum rents and noncancelable operating leases at December 31, 1996 are as follows:

                        Year            Amount
                   --------------------------------
                        1997         $ 3,344,000
                        1998           3,315,000
                        1999           3,254,000
                        2000           2,788,000
                        2001           2,473,000
                     Thereafter        8,869,000
                                     -----------
                                     $24,043,000
                                     ===========

The above amounts do not include tenant reimbursements for utilities, taxes, insurance and common area maintenance.

Three  tenants,  whose leases expire September 30,2002,  December
31,   2004  and  June  30,  2006,  respectively,  accounted   for
approximately 69% of the Building's 1996 rental revenue.




                        NationsBank Tower

              Notes to Statement of Rental Revenue
            and Direct Operating Expenses (continued)


2.  Basis of Accounting

The accompanying statement of rental revenue and direct operating expenses is presented on the accrual basis. The statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain expenses not comparable to the proposed future operations of the Building such as depreciation and mortgage interest expense. Management is not aware of any material factors relating to the Building that would cause the reported financial information not to be necessarily indicative of future operating results.

3.  Management Fees

Management fees of approximately 2% of revenues received from the operations of the Building were paid to an unrelated management company.



                 Report of Independent Auditors


The Board of Directors
Parkway Properties, Inc.

We have audited the accompanying statement of rental revenue and direct operating expenses of Lakewood II for the year ended December 31, 1996. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of rental revenue and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K/A of Parkway Properties, Inc. as described in Note 2, and is not intended to be a complete presentation of Lakewood II's revenue and expenses.

In our opinion, the statement of rental revenue and direct operating expenses referred to above presents fairly, in all material respects, the rental revenue and direct operating expenses described in Note 2 of Lakewood II for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

We have compiled the accompanying statement of rental revenue and direct operating expenses of Lakewood II for the six months ended June 30, 1997 in accordance with the Statement on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. A compilation is limited to presenting in the form of a financial statement information that is the representation of management. We have not audited or reviewed the statement of rental revenue and direct operating expenses of Lakewood II for the six months ended June 30, 1997 and, accordingly, do not express an opinion or any other form of assurance on the statement.


Jackson, Mississippi                    /s/ Ernst & Young LLP
August 8, 1997




                           Lakewood II

                   Statement of Rental Revenue
                  and Direct Operating Expenses



                               Year Ended       Six Months Ended
                            December 31, 1996     June 30, 1997
                            -----------------   ------------------
                                                  (unaudited)

Rental revenue:
 Minimum rents ............... $1,745,974         $  872,497
 Reimbursed charges and
   other income...............    168,922            104,418
                               ----------         ----------
                                1,914,896            976,915
                               ----------         ----------

Direct operating expenses
 (Note 2):
  Utilities...................    195,711             96,445
  Real estate taxes...........    168,119             84,060
  Maintenance services
   and supplies...............    110,237             64,175
  Janitorial services
   and supplies...............     87,480             48,374
  Management fees (Note 3)....     89,971             47,858
  Salaries....................     78,328             41,071
  Security service............     49,211             27,867
  Administrative and
    miscellaneous expenses....     60,410             37,030
                               ----------         ----------
                                  839,467            446,880
                               ----------         ----------
Excess of rental revenue over
 direct operating expenses.... $1,075,429         $  530,035
                               ==========         ==========

                     See accompanying notes.




                           Lakewood II

              Notes to Statement of Rental Revenue
                  and Direct Operating Expenses


1.  Organization and Significant Accounting Policies

Description of Property

On July 10, 1997, a limited partnership in which Parkway Properties, Inc. is a 99% limited partner and a wholly-owned subsidiary is a 1% general partner purchased Lakewood II (the "Building") in Atlanta, Georgia from an unrelated party. The five-story building contains approximately 120,000 (unaudited) square feet of rentable area.

Rental Income

Minimum rents from leases are accounted for ratably over the term of each lease. Tenant reimbursements are recognized as income as the applicable services are rendered or expenses incurred.

The future minimum rents on non-cancelable operating leases at December 31, 1996 are as follows:

                        Year            Amount
                   --------------------------------
                        1997         $ 1,745,000
                        1998           1,643,000
                        1999           1,491,000
                        2000           1,080,000
                        2001           1,024,000
                     Thereafter          921,000
                                     -----------
                                     $ 7,904,000
                                     ===========

The above amounts do not include tenant reimbursements for utilities, taxes, insurance and common area maintenance.

Four  tenants,  whose leases expire July 31, 1998,  December  31,
1999, November 30, 2001 and January 31, 2004, accounted for approximately 95% of the Building's 1996 rental revenue.




                           Lakewood II

              Notes to Statement of Rental Revenue
            and Direct Operating Expenses (continued)


2.  Basis of Accounting

The accompanying statement of rental revenue and direct operating expenses is presented on the accrual basis. The statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain expenses not comparable to the proposed future operations of the Building such as depreciation and mortgage interest expense. Management is not aware of any material factors relating to the Building that would cause the reported financial information not to be necessarily indicative of future operating results.

3.  Management Fees

Management  fees  of  approximately   5%  of  revenues  from  the
operations of the Building were paid to an unrelated management company.





                 Report of Independent Auditors


The Board of Directors
Parkway Properties, Inc.

We have audited the accompanying statement of rental revenue and direct operating expenses of Fairway Plaza for the year ended December 31, 1996. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of rental revenue and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K/A of Parkway Properties, Inc., as described in Note 2, and is not intended to be a complete presentation of Fairway Plaza's revenue and expenses.

In our opinion, the statement of rental revenue and direct operating expenses referred to above presents fairly, in all material respects, the rental revenue and direct operating expenses described in Note 2 of Fairway Plaza for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

We have compiled the accompanying statement of rental revenue and direct operating expenses of Fairway Plaza for the six months ended June 30, 1997 in accordance with the Statement on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. A compilation is limited to presenting in the form of a financial statement information that is the representation of management. We have not audited or reviewed the statement of rental revenue and direct operating expenses of Fairway Plaza for the six months ended June 30, 1997 and, accordingly, do not express an opinion or any other form of assurance on the statement.


Jackson, Mississippi                    /s/ Ernst & Young LLP
August 19, 1997



                          Fairway Plaza

                   Statement of Rental Revenue
                  and Direct Operating Expenses




                               Year Ended        Six Months Ended
                            December 31, 1996      June 30, 1997
                            -----------------   -----------------
                                                   (unaudited)

Rental revenue:
 Minimum rents ............... $1,062,018         $  531,009
 Reimbursed charges
   and other income...........    345,959            155,609
                               ----------         ----------
                                1,407,977            686,618
                               ----------         ----------

Direct operating expenses
 (Note 2):
  Utilities...................    207,323             91,683
  Real estate taxes...........      76,168            39,988
  Maintenance services
    and supplies..............    171,826             65,574
  Janitorial services
    and supplies..............     70,663             36,210
  Management fees (Note 3)....     39,928             19,243
  Salaries....................     81,649             37,438
  Administrative and
    miscellaneous expenses....      34,917            12,933
                               ----------         ----------
                                  682,474            303,069
                               ----------         ----------
Excess of rental revenue over
 direct operating expenses.... $  725,503         $  383,549
                               ==========         ==========

                     See accompanying notes.



                          Fairway Plaza

              Notes to Statement of Rental Revenue
                  and Direct Operating Expenses


1.  Organization and Significant Accounting Policies

Description of Property

On August 12, 1997, a limited partnership in which Parkway Properties, Inc. is a 99% limited partner and a wholly-owned subsidiary is a 1% general partner purchased Fairway Plaza (the "Building") in Los Colinas, Texas from an unrelated party. The two multi-store building plaza contains approximately 82,000 (unaudited) square feet of rentable area.

Rental Income

Minimum rents from leases are accounted for ratably over the term of each lease. Tenant reimbursements are recognized as income as the applicable services are rendered or expenses incurred.

The future minimum rents on non-cancelable operating leases at December 31, 1996 are as follows:

                        Year            Amount
                   --------------------------------
                        1997         $ 1,098,000
                        1998           1,207,000
                        1999             905,000
                                     -----------
                                     $ 3,210,000
                                     ===========

The above amounts do not include tenant reimbursements for utilities, taxes, insurance and common area maintenance.

One tenant, whose lease expires September 30, 1997, accounted for all of the Building's 1996 rental revenue. Effective October 1, 1997, that tenant will be replaced with two new tenants, whose leases expire September 30, 1999, who will occupy all of the rentable square feet of the Building.



                          Fairway Plaza

              Notes to Statement of Rental Revenue
            and Direct Operating Expenses (continued)


2.  Basis of Accounting

The accompanying statement of rental revenue and direct operating expenses is presented on the accrual basis. The statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain expenses not comparable to the proposed future operations of the Building such as depreciation and mortgage interest expense. Management is not aware of any material factors relating to the Building that would cause the reported financial information not to be necessarily indicative of future operating results.

3.  Management Fees

Management fees of approximately 2.75% of rental revenues and operating costs reimbursements received from the operations of the Building were paid to an unrelated management company.
                    PARKWAY PROPERTIES, INC.

           Pro Forma Consolidated Financial Statements
                           (Unaudited)


The following unaudited pro forma consolidated balance sheet as of June 30, 1997 and pro forma consolidated statements of income of Parkway Properties, Inc. ("Parkway") for the year ended December 31, 1996 and six months ended June 30, 1997 give effect to the recent purchases of Parkway for the periods stated. The pro forma consolidated financial statements have been prepared by management of Parkway based upon the historical financial statements of Parkway and the adjustments and assumptions in the accompanying notes to the pro forma consolidated financial statements.

The pro forma consolidated balance sheet sets forth the effect of Parkway's purchases of Lakewood II, NationsBank Tower and Fairway
Plaza as if they had been consummated on June 30, 1997.

The pro forma consolidated statements of income sets forth the effects of Parkway's purchases of the following buildings as if they had been consummated on January 1, 1996.

     BUILDING                            DATE OF PURCHASE

     Fairway Plaza                           08/12/97
     NationsBank Tower                       07/31/97
     Lakewood II                             07/10/97
     Sugar Grove                             05/01/97
     Vestavia Centre                         04/04/97
     Meridian                                03/31/97
     Charlotte Park Executive Center         03/18/97
     Courtyard at Arapaho                    03/06/97
     Ashford II                              01/28/97
     Forum II & III                          01/07/97
     Tensor                                  10/31/96
     BB&T Financial Center                   09/30/96
     Falls Pointe                            08/09/96
     Roswell North                           08/09/96
     Cherokee                                07/09/96
     Courthouse                              07/09/96
     400 Northbelt                           04/15/96
     Woodbranch                              04/15/96
     One Park 10 Plaza                       03/07/96




                    PARKWAY PROPERTIES, INC.

     Pro Forma Consolidated Financial Statements (continued)
                           (Unaudited)



In addition to the purchases listed above, the pro forma consolidated statements of income set forth the effect of the May 31, 1996 sale of 157 mortgage loans, the placement of non-recourse mortgage debt on certain properties acquired during 1995 and 1996 or assumed in the purchases, the December 24, 1996 sale of the Virginia Beach mortgage loan and the sale of 2,012,500 shares of common stock subsequent to December 31, 1996 as if the transactions occurred January 1, 1996.

These  pro  forma consolidated financial statements  may  not  be indicative of the results that actually would have occurred if the purchase, sale and/or financings had been in effect on the dates indicated or which may be obtained in the future. The pro forma consolidated financial statements should be read in conjunction with the consolidated financial statements and notes of Parkway included in its annual report on Form 1O-KSB for the year ended December 31, 1996.



           PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
              PRO FORMA CONSOLIDATED BALANCE SHEET
                         June 30, 1997
                          (Unaudited)

                                Parkway    Pro Forma     Parkway
                               Historical  Adjustments  Pro Forma
                               ----------  -----------  ---------
                                          (In thousands)
 Assets
 Real estate related investments:
   Office buildings.............$204,510   $ 38,805(1-3)$243,315
   Land held for development....   1,721          -        1,721
   Accumulated depreciation..... (10,749)         -      (10,749)
                                --------   --------     --------
                                 195,482      38,805     234,287
   Real estate held for sale:
     Land.......................   5,187          -        5,187
     Operating properties.......   1,492          -        1,492
     Other non-core
     real estate assets.........     253          -          253
   Mortgage loans...............     326          -          326
   Real estate partnership......     311          -          311
                                --------   --------     --------
                                 203,051          -      241,856
 Interest, rents receivable
   and other assets.............   6,343          -        6,343
 Cash and cash equivalents......     480       (480)           -
                                --------   --------     --------
                                $209,874   $ 38,325     $248,199
                                ========   ========     ========
Liabilities
Notes  payable to banks.........$  8,200   $  31,415     $39,615
Mortgage notes payable
  without recourse..............  61,681      6,910(1)    68,591
Accounts payable and other
  liabilities...................   7,644          -        7,644
                                --------   --------     --------
                                  77,525     38,325      115,850
                                --------   --------     --------
Stockholders' Equity
Common stock, $.001 par value,
  70,000,000 shares authorized,
  6,289,230 shares issued in
  1997..........................       6          -            6
Additional paid-in capital...... 103,719          -      103,719
Retained earnings...............  28,624          -       28,624
                                --------   --------     --------
                                 132,349          -      132,349
                                --------   --------     --------
                                $209,874   $ 38,325     $248,199
                                ========   ========     ========

                     See accompanying notes.



            PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
           PRO FORMA CONSOLIDATED STATEMENT OF INCOME
              FOR THE YEAR ENDED DECEMBER 31, 1996
                           (Unaudited)

                                Parkway    Pro Forma    Parkway
                              Historical Adjustments(4) Pro Forma
                              ---------- -------------- ---------
                           (In  thousands,  except  per  share data)
Revenues
Income from office properties...$18,840    $25,725 (a)  $44,565
Income from other real estate
  properties....................  1,773          -        1,773
Interest on mortgage loans......  1,740     (1,384)(d)      356
Management company income.......    784          -          784
Interest on investments.........    500          -          500
Dividend income.................    118          -          118
Deferred gains and other income.    324          -          324
Gains on real estate held
  for sale and mortgage loans...  9,909          -        9,909
Gain on securities..............    549          -          549
                                -------    -------      -------
                                 34,537     24,341       58,878
                                -------    -------      -------
Expenses
Office properties
  Operating expense.............  8,466     11,958 (a)   20,424
  Interest expense..............  3,526      2,158 (c)    5,684
  Depreciation and amortization.  2,444      3,391 (a)    5,835
  Minority interest.............    (28)         -          (28)
Other real estate properties
  Operating expense.............  1,379          -        1,379
Interest expense
  Notes payable to banks........    281      2,376 (e)    2,657
  Notes payable on wrap
    mortgages...................    340       (340)(f)        -
Management company expense......    673          -          673
General and administrative......  2,982          -        2,982
                                -------    -------      -------
                                 20,063     19,543       39,606
                                -------    -------      -------
Income before income taxes...... 14,474      4,798       19,272
Income tax expense..............    103          -          103
                                -------    -------      -------
Net income......................$14,371    $ 4,798      $19,169
                                =======    =======      =======
Net income per share............           $  3.92      $  3.38(5)
                                =======                 =======
Weighted average shares
  outstanding...................  3,662                   5,674
                                =======                 =======

                     See accompanying notes.


       PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
           PRO FORMA CONSOLIDATED STATEMENT OF INCOME
             FOR THE SIX MONTHS ENDED JUNE 30, 1997
                           (Unaudited)

                                Parkway    Pro Forma    Parkway
                              Historical Adjustments(4) Pro Forma
                              ---------- -------------- ---------
                           (In  thousands,  except  per  share data)
Revenues
Income from office properties...$18,065    $ 5,542 (b)   $23,607
Income from other real estate
  properties....................    440          -           440
Interest on mortgage loans......     32          -            32
Management company income.......    251          -           251
Interest on investments.........    330          -           330
Dividend income.................    128          -           128
Deferred gains and other income.     64          -            64
                                -------    -------       -------
                                 19,310      5,542        24,852
                                -------    -------       -------
Expenses
Office properties
  Operating expense.............  7,459      2,398 (b)     9,857
  Interest expense:
    Contractual.................  2,499        279 (c)     2,778
    Amortization of loan cost...     43          -            43
  Depreciation and amortization.  2,255        695 (b)     2,950
  Minority interest.............     59          -            59
Other real estate properties
  Operating expense.............    293          -           293
Interest expense on bank notes:
  Contractual...................    130      1,188 (e)     1,318
  Amortization of loan costs....     77          -            77
Management company expense......    172          -           172
General and administrative......  1,677          -         1,677
                                -------    -------       -------
                                 14,664      4,560        19,224
                                -------    -------       -------
Income before gains.............  4,646        982         5,628
                                -------    -------       -------
Gain on sales
Gain on real estate held for
  sale and mortgage loans.......  1,574          -         1,574
                                -------    -------       -------
Net income......................$ 6,220    $   982       $ 7,202
                                =======    =======       =======
Net income per share............$  1.04                  $  1.20
                                =======                  =======
Weighted average shares
  outstanding...................  6,004                    6,004
                               =======                  =======

                     See accompanying notes.



                    PARKWAY PROPERTIES, INC.

      Notes to Pro Forma Consolidated Financial Statements
                           (Unaudited)


1. On July 10, 1997, the Company purchased the 118,750 square foot Lakewood II office building in Atlanta, Georgia for $11,500,000 from an unrelated party. This five-story office building was constructed in 1988. The Company assumed a $6,910,000 first mortgage on the property with an 8.08% interest rate as part of the purchase. The remaining balance was funded with advances under bank lines of credit.

2. On July 31, 1997, the Company purchased the 296,797 square foot NationsBank Tower in Columbia, South Carolina for $20,600,000 from an unrelated party. NationsBank Tower is a twenty-story office building with an attached 565 space, eight-level parking deck. The building was constructed in 1973 and is located on Gervais Street in the Central Business District (CBD). The purchase was funded with advances under bank lines of credit.

3. On August 12, 1997, the Company purchased Fairway Plaza in Los Colinas, Texas for $6,705,000 from an unrelated party. Fairway Plaza consists of two multi-story office buildings containing 82,268 net rentable square feet with 321 surface parking spaces situated on 6.31 acres. The purchase was funded with advances under bank lines of credit

4. The pro forma adjustments to the Consolidated Statement of Income for the year ended December 31, 1996 and six months ended June 30, 1997 set forth the effects of Parkway's purchases of the following buildings as if they had been consummated on January 1, 1996.

          BUILDING                            DATE OF PURCHASE

          Fairway Plaza                           08/12/97
          NationsBank Tower                       07/31/97
          Lakewood II                             07/10/97
          Sugar Grove                             05/01/97
          Vestavia Centre                         04/04/97
          Meridian                                03/31/97
          Charlotte Park Executive Center         03/18/97
          Courtyard at Arapaho                    03/06/97
          Ashford II                              01/28/97
          Forum II & III                          01/07/97
          Tensor                                  10/31/96
          BB&T Financial Center                   09/30/96
          Falls Pointe                            08/09/96
          Roswell North                           08/09/96
          Cherokee                                07/09/96
          Courthouse                              07/09/96
          400 Northbelt                           04/15/96
          Woodbranch                              04/15/96
          One Park 10 Plaza                       03/07/96

     In addition to the purchases listed above, the adjustments on the pro forma consolidated statements of income set forth the effect of the May 31, 1996 sale of 157 mortgage loans, the December 24, 1996 sale of the Virginia Beach mortgage loan and the placement of non-recourse mortgage debt on certain properties acquired during 1995 and 1996 or assumed in the purchases as if the transactions occurred January 1, 1996. These pro forma adjustments are detailed below by property for the year ended December 31, 1996 and six months ended June 30, 1997.

     The   effect  on  income  and  expenses  from  real   estate
     properties due to the above purchases are as follows:

     (a)  For the year ended December 31, 1996:

                         Revenue              Expenses
                       -----------   ---------------------------
                       Income From         Real Estate Owned
                       Real Estate     Operating     Depreciation
                       Properties       Expense         Expense
                       -----------   -------------   ------------
     One Park 10      $    299,000   $     160,000    $    25,000
     400 North Belt
      & Woodbranch       1,036,000         551,000         92,000
     Cherokee &
       Courthouse
       Road Bldgs.         917,000         480,000        124,000
     Falls Pointe &
       Roswell North     1,161,000         439,000        191,000
     BB&T Financial
       Center            3,072,000       1,055,000        413,000
     Tensor                810,000         530,000         64,000
     Forum II & III      2,749,000       1,331,000        370,000
     Charlotte Park      2,616,000       1,180,000        333,000
     Ashford II            649,000         441,000         50,000
     Courtyard at
       Arapaho           2,196,000         948,000        340,000
     Meridian              843,000         503,000        236,000
     Vestavia              878,000         394,000        105,000
     Sugar Grove         1,082,000         643,000        174,000
     Lakewood II         1,915,000         839,000        259,000
     NationsBank Tower   4,094,000       1,782,000        464,000
     Fairway Plaza       1,408,000         682,000        151,000
                       -----------     -----------     ----------
                       $25,725,000     $11,958,000     $3,391,000
                       ===========     ===========     ==========

     Depreciation is provided by the straight-line method over the estimated useful lives of the buildings (40 years).

     (b)  For the six months ended June 30, 1997:

                         Revenue              Expenses
                       -----------   ---------------------------
                       Income From         Real Estate Owned
                       Real Estate    Operating     Depreciation
                       Properties      Expense        Expense
                       -----------   ------------   ------------
     Charlotte Park    $   505,000    $   208,000    $    69,000
     Ashford II             54,000         37,000          4,000
     Courtyard at
       Arapaho             366,000        164,000         58,000
     Meridian              354,000        123,000         59,000
     Vestavia              240,000         91,000         26,000
     Sugar Grove           309,000        165,000         43,000
     Lakewood II           977,000        447,000        129,000
     NationsBank Tower   2,050,000        860,000        232,000
     Fairway Plaza         687,000        303,000         75,000
                       -----------    -----------    -----------
                       $ 5,542,000    $ 2,398,000    $   695,000
                       ===========    ===========    ===========

     Depreciation is provided by the straight-line method over the estimated useful lives of the buildings (40 years).

     (c Pro forma interest expense on real estate owned reflects the non-recourse debt placed on certain buildings acquired during 1995 and 1996 and debt assumed upon purchase at the actual amounts and rates by property as if placed January 1, 1996 and is detailed below.

          Property/Placement                 Year Ended
              Date/Rate           Debt        12/31/96
          ------------------  -----------    ----------
          IBM Building
            2/96 7.78%        $ 4,800,000    $   41,000

          Waterstone
            6/96 8.00%          5,620,000       185,000

          One Park 10
            7/96 8.35%          4,700,000       196,000

          400 North Belt &
            Woodbranch
            7/96 8.25%         10,000,000       412,000

          Falls Pointe &
            Roswell North
            12/96 8.375%        9,850,000       766,000

          Lakewood II*
            7/97 8.08%          6,910,000       558,000
                                             ----------
                                             $2,158,000
                                             ==========

          *The only pro forma adjustment to interest expense on real estate owned for the six months ended June 30, 1997 is due to the debt assumed in the purchase of Lakewood II in the amount of $279,000.

     (d) The January 1, 1996 pro forma effect of the sale of 157 mortgage loans on May 31, 1996 and the December 24, 1996 sale of the Virginia Beach mortgage loan is as follows:

                                           Year Ended
                                            12/31/96
                                          ------------
          Interest Income:
               Mortgage loans             $(1,384,000)

     (e) The pro forma effect of the building purchases as well as the stock offering of 2,012,500 shares on interest expense on notes payable to banks for the year ended December 31, 1996 and six months ended June 30, 1997 is an increase of $2,376,000 and $1,188,000, respectively.

     (f) The pro forma effect of the sale of the Virginia Beach mortgage loan on interest expense on notes payable on wrap mortgages for the year ended December 31, 1996 is a decrease of $340,000.

5.   The pro forma earnings per share for the year ended December
     31, 1996 reflect the sale of 2,012,500 shares of common stock under its existing shelf registration subsequent to December 31, 1996.

6. No additional income tax expenses were provided because of the Company's net operating loss carryover and status as a Real Estate Investment Trust.

7. All per share information for the year ended December 31, 1996 has been restated to reflect a 3 for 2 common stock split effected as a dividend of one share for every two shares outstanding on April 30, 1996 as well as the June 14, 1996 private placement of 1,140,000 shares as if both transactions had occurred January 1, 1996.



                            FORM 8-K

                    PARKWAY PROPERTIES, INC.


                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  August 25, 1997             PARKWAY PROPERTIES, INC.

                                   BY:  /s/Sarah P. Clark
                                        Sarah P. Clark
                                        Vice President,
                                        Chief Financial Officer,
                                        Treasurer and Secretary




                   PURCHASE AND SALE AGREEMENT

                             between

                           2233, L.P.

                               and

                      PARKWAY PROPERTIES LP


                          MAY 19, 1997





                   PURCHASE AND SALE AGREEMENT

      This Purchase and Sale Agreement ("Agreement") is made and entered into on or as of the Effective Date (as defined in
Section   ),  by  and  between  2233,  L.P.,  a  Georgia  limited
partnership, ("Seller") and Parkway Properties LP, a Delaware limited partnership ("Purchaser").

      WHEREAS, Seller is the owner of a parcel of land located at 2233 Lake Park Drive, Smyrna, Georgia, as more specifically described on Exhibit (a) attached hereto (the "Land"); and

     WHEREAS, there are certain real property improvements in, on or under the Land consisting principally, but not exclusively, of an office building known as "Lakewood II" (collectively, the "Improvements"); and

       WHEREAS,  Seller  owns  certain  items  of  tangible   and
intangible personal property listed on Exhibit 1.3 attached hereto; and

     WHEREAS, Seller desires to sell, transfer, assign and convey to Purchaser, and Purchaser desires to purchase and acquire from Seller all of Seller's right, title and interest in and to the Land, Improvements, and the Personal Property (as defined below) pursuant to the terms and conditions set forth herein.

      NOW,  THEREFORE, in consideration of the premises, and  the mutual  covenants,  agreements,  representations  and  warranties
contained  in  this  Agreement,  and  intending  to  be   legally
obligated, Purchaser and Seller agree as follows:

                            ARTICLE 1

                        PURCHASE AND SALE

1.1 Purchase and Sale. Subject to the provisions of, and on the basis of the covenants, agreements, representations and warranties contained in this Agreement, Seller agrees to sell, transfer, assign and convey all of its right, title and interest in and to the Real Property and the Personal Property, as each are defined below (collectively referred to as the "Project") to Purchaser, and Purchaser agrees to purchase and acquire the Project from Seller (this "Transaction").

1.2   Real  Property  Identified.   As  used  herein,  the  "Real
Property" shall mean:

     (a) Description of Land. The real estate described in Exhibit (a) attached hereto.

     (b) Description of Improvements. The Improvements, including the Lakewood II, all building materials, fixtures, heating, ventilation and air conditioning systems, canopies, sidewalks, walkways, planters and landscape materials, and all other real property improvements owned by Seller and located in, on or under the Land or related to, used or available for use in the ownership, conduct, operation or maintenance of the Real Property.

     (c) Rights and Appurtenances. All and singular, the rights and appurtenances pertaining to the Real Property, including, but not limited to, any right, title and interest of Seller in and to adjacent streets, roads, alleys, easements and rights-of-way.

1.3  Personal Property Identified.  As used herein, the "Personal
Property" shall mean:

     (a) Description of Tangible Personal Property. The tangible Personal Property consists of all material tangible personal property located on or attached to the Real Property and owned by Seller and used or available for use by Seller in the ownership, operation and/or management of the Real Property and in the repair, operation and maintenance of the Project, including, without limitation, all of Seller's right, title and interest in all equipment, tools, machinery, furniture, furnishings, office and other supplies, inventories, spare parts and other tangible personal property located on or attached to the Real Property. The tangible Personal Property specifically includes all tangible personal property located in any management office at the Real Property owned or leased by Seller. The material tangible Personal Property is generally described on Exhibit attached hereto, but the material tangible Personal Property specifically does not include any of those items of personal property listed on
     Exhibit 1.3 attached hereto which are identified as excluded personal property thereon.

     (b) Description of Intangible Personal Property. The intangible Personal Property consists of all material intangible personal property owned by Seller and used by Seller in connection with the operation and/or management of the Real Property and in the repair, operation and maintenance of the Project and includes, without limitation, (i) all assignable guarantees and warranties (including those pertaining to construction of the Project, if any); (ii) all assignable licenses and other permits relating to the Project or the operation thereof; (iii) all assignable contracts, agreements and contract rights; (iv) rights, if any, to use the name "Lakewood II" on a non-exclusive basis; and (v) all leases, tenancies and rental agreements or arrangements (collectively "Leases" or individually, "Lease") with tenants, and security, damage and other deposits and payments which have been collected by Seller with respect to the Leases and not retained by Seller in accordance with the terms of the Leases (collectively
    "Deposits").

                            ARTICLE 2

                         PURCHASE PRICE

2.1 Escrow Deposit. Purchaser shall within two (2) business days following the Effective Date deliver to Specialized Title Services, Inc., 7000 Peachtree Dunwoody Road, N.E., Suite 300, Building #2, Atlanta, Georgia 30328-1636 (Attn.: George C. Calloway) ("Title Company") the sum of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00) ("Escrow Deposit") in lawful funds of the United States of America. If Purchaser elects in writing not to proceed with this transaction prior to the conclusion of the Inspection Period or elects to terminate this Agreement pursuant to the express provisions hereof, then Title Company shall refund to Purchaser the Escrow Deposit and all interest accrued thereon. If Purchaser shall fail to terminate this transaction prior to the conclusion of the Inspection Period, the Escrow Deposit and all interest thereon, shall become non-refundable to Purchaser except in the case: (i) Seller's default; (ii) the non-satisfaction of the conditions set forth in Section ; or (iii) except as otherwise set forth herein but shall be credited toward the Purchase Price upon Closing. Title Company is hereby instructed to invest the Escrow Deposit in an FDIC insured interest bearing account in the name of Purchaser. Purchaser's taxpayer identification number is 74-2123527.
Purchaser and Seller hereby acknowledge and agree that all accrued interest on the deposit shall be credited to Purchaser, provided, however, in the event that this transaction does not close due to an event of default by Purchaser and through no event of default of Seller unless Seller's performance is excused due to a prior default of Purchaser, the Escrow Deposit and all accrued interest thereon shall be delivered to Seller as hereinafter set forth.

2.2 Purchase Price. Seller agrees to sell, and Purchaser agrees to purchase, the Project for a total purchase price equal to ELEVEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($11,500,000.00) ("Purchase Price"), plus or minus prorations and other adjustments provided by this Agreement, upon and in accordance with the terms and conditions of this Agreement. At Closing, (defined below) and subject to the conditions set forth herein, Purchaser shall assume a loan in the approximate amount of SIX MILLION NINE HUNDRED THOUSAND AND NO/100 DOLLARS ($6,900,000.00). The remainder of the Purchase Price, plus or minus prorations, shall be paid in immediately available funds at Closing.

2.3 Purchaser's Assumption of Certain Loans. The Project presently secures a loan in the approximate amount of SIX MILLION NINE HUNDRED THOUSAND AND NO/100 DOLLARS ($6,900,000.00) (the "Loan") from Principal Mutual Life Insurance Company, an Iowa corporation ("Lender") to Seller. The Loan is evidenced by those certain documents described on Exhibit 2.3 attached hereto (the "Loan Documents"). Subject to Purchaser's review of the Loan Documents and of any required assumption documents, Purchaser shall assume Seller's obligations under the Loan Documents at Closing. Purchaser agrees to use reasonable efforts to cooperate with Lender in the assumption of the Loan. Seller acknowledges that Purchaser retains the right to request certain modifications and/or alterations to the Loan Documents (and to any assumption documents required by Lender) prior to its assumption thereof so long as such modifications do not increase Seller's liability. In the event Lender is unwilling to allow Purchaser to assume the loans on terms acceptable to Purchaser, then Purchaser may, in its sole and absolute discretion, terminate this Agreement, and receive a return of the Escrow Deposit together with all interest accrued thereon.

2.4 Indemnity Agreement. Purchaser and Seller agree to enter into an indemnity agreement at Closing, whereby Seller (and its general partner) will agree to indemnify Purchaser for breaches of the Loan Documents which occurred prior to Closing and Purchaser will agree to indemnify Seller for breaches of the Loan Documents which occur after Closing. The form of such agreement is attached as Exhibit 2.4 hereto.

2.5 Balance of Purchase Price. The Purchase Price, less the amount of all unpaid principal, charges and interest due with respect to the Loan on the Closing Date, plus or minus prorations, shall be paid in immediately available funds to Seller on the Closing Date.

2.6 Independent Consideration. Seller and Purchaser acknowledge and agree that One Hundred and No/100 Dollars ($100.00) of the Escrow Deposit and, if Purchaser is in default as described more fully in Paragraph 2.1 above, the Escrow Deposit itself, shall be paid to Seller if this Agreement is terminated for any reason
(the "Independent Contract Consideration"). Moreover, Seller and Purchaser acknowledge and agree that the Independent Contract Consideration has been bargained for and agreed to as additional consideration for Seller's execution and delivery of this Agreement. At Closing (defined below) the Independent Contract Consideration shall be applied to the Purchase Price. In the event this Agreement is terminated for any reason, Seller shall be entitled to the Independent Contract Consideration.

                            ARTICLE 3

                         ESCROW; CLOSING

3.1 Escrow Agent. Title Company is authorized and instructed to act as escrow agent pursuant to the terms of this Agreement. By execution of the acknowledgment attached hereto, Title Company acknowledges receipt of the Escrow Deposit. Purchaser and Seller shall execute any additional escrow instructions reasonably required by Title Company to complete the transactions provided for herein provided that such instructions are not inconsistent with the terms of this Agreement.

3.2 Closing. Closing shall be in Atlanta, Georgia on such date as Purchaser may designate or as Seller and Purchaser may otherwise mutually determine (hereafter referred to as "Closing Date" or "Closing") provided, however, in no event shall the Closing Date be more than fifteen (15) calendar days after the end of the Inspection Period.

3.3  Closing Costs.

     (a) Seller's Payments. Seller shall pay the cost and expenses, if any, of (i) the fees for recording the deed conveying the Real Property; (ii) any transfer tax, documentary stamp tax or similar tax which becomes payable by reason of the transfer of the Project; (iii) one-half of any escrow fees charged by Title Company, if any; and (iv) any and all fees (assumption or otherwise) or expenses charged by Lender, including Lender's attorneys' fees. Seller shall not pay the cost of the title search and commitment for the owner's policy of title insurance, the premium for the owner's policy of title insurance nor the survey.

     (b) Purchaser's Payments. Purchaser shall pay the cost and expenses, if any, of (i) the survey; (ii) the title search and title insurance commitment for the owner's policy of title insurance; (iii) the premium for the owner's extended coverage title insurance policy and for the cost of any endorsements as Purchaser may obtain (other than deletion of the survey or mechanics'/materialmen's lien exception); and
     (iv) one-half of any escrow fees charged by Title Company, if any.

     (c) Other Costs. Each party will pay all its own expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation (i) all costs and expenses stated herein to be borne by a party, and (ii) all of their respective consulting, accounting, investigation, legal and appraisal fees.

3.4    Prorations.   The  following  prorations  shall  be   made
effective as of the Closing Date and, to the extent possible, shall be made tentatively at Closing:

     (a) Proration Date. All prorations shall be made as of 12:01 a.m., according to the time zone in which the Project is located, on the Closing Date, as if Purchaser were vested with title to the Project during the entire Closing Date.

     (b) Rents. All rents under the Leases for the month in which Closing occurs which are actually received by Seller shall be prorated as of the Closing Date. All advance payments of rents, other than for the month in which Closing occurs, and all Deposits shall be paid by Seller to Purchaser at Closing. Delinquent rents and additional rents owed for the month during which Closing occurs (for the pro rata period of Seller's ownership of such Project) or prior to the month during which the Closing takes place shall remain the property of Seller, and Purchaser shall use reasonable efforts (not to include commencing any eviction action or other litigation to collect such delinquency) to collect such delinquent rents and additional rents for the benefit of Seller and shall cooperate with Seller in the collection of any such delinquent rents and additional rents. Seller shall retain the right to pursue all remedies (excluding eviction of tenants) against tenants from whom Purchaser is unable to collect such delinquent rents and additional rents despite reasonable efforts. All rent received by Purchaser after the Closing Date shall be applied first to current rentals and then to delinquent rentals, if any, in the inverse order of maturity.

     (c) Additional Rents. Seller and Purchaser acknowledge and agree that certain additional rents are collected on an estimated basis and are attributable to expense escalation reimbursements, operating expense pass throughs and/or common area maintenance reimbursements. The parties further agree to credit any difference in the amounts collected as compared to the actual expenses associated therewith to the applicable party effective as of the Closing Date.

     (d) Taxes. Ad valorem and personal property taxes and assessments against the Project for the year of Closing shall be prorated between Seller and Purchaser as of the Closing Date. If actual taxes are unknown, they shall be prorated based upon the best available information from the local taxing authority. To the extent that the actual taxes for the current year differ from the amounts so apportioned at Closing, Seller and Purchaser shall make all necessary adjustments by appropriate payments between themselves following Closing.

     (e) Utilities. Charges for utilities serving the Project shall be determined as of the day preceding the Closing Date, and Seller shall pay the amount of the utility charges to such date to the utility companies involved or to Purchaser in the event Purchaser is responsible for the payment of such utility charges. All utility deposits of Seller shall belong to Seller.

     (f) Contract Charges. Charges with respect to Contracts (as defined below) transferred and assigned to Purchaser shall be prorated as of the Closing Date. Payments for obligations under leases of tangible Personal Property transferred and assigned to Purchaser will be prorated as of the Closing Date. To the extent not reflected in the closing statements evidencing the Transaction contemplated by this Agreement, Purchaser and Seller agree to adjust between themselves outside of Closing any amounts which are the responsibility of the other party pursuant to this subsection.

     (g) Operating Expenses. Except as otherwise provided herein, any and all expenses and payables relating to the operation, management or ownership of the Project arising or accruing prior to the Closing Date in the ordinary course of business are the responsibility of the Seller and will be paid by Seller promptly upon receipt of billing therefor.

     (h) Leasing Costs. Seller shall be responsible for paying all costs, including, without limitation, tenant improvements and leasing commissions, associated with any new lease or any lease renewal, expansion or other modification executed by Seller prior to the expiration of the Inspection Period. If Purchaser acquires the Project, Purchaser shall be responsible for paying the costs associated with all leases or any lease renewal, expansion or other modification executed after the end of the Inspection Period which have been approved by Purchaser and Seller shall receive a credit at Closing for any such costs previously paid by Seller. If, for any reason, Purchaser does not purchase the Project, Purchaser shall not be responsible or liable to any entity with respect to any such costs or leasing commissions.

      The agreements with respect to prorations in this Section shall survive Closing. Final settlement of all prorated items shall occur on or before 90 days after the Closing Date, or on the next business day if the 90th day is a Saturday, Sunday or legal holiday, except property taxes and delinquent and pass through rentals which shall be determined upon collection or the date upon which any such amounts shall become ascertainable. Contractual and tort liabilities accruing, or relating to events that occurred, prior to the Closing Date shall remain the responsibility of Seller.

                            ARTICLE 4

                          TITLE MATTERS

4.1 Title Report/Commitment for Title Insurance. Purchaser hereby instructs Title Company to prepare and deliver to Purchaser, Seller, Lender and the surveyor described below, within five business (5) days after the Effective Date a mortgagee's and owner's commitment for a policy of title insurance (the "Title Commitment") covering the Real Property, showing all matters affecting title to the Real Property and binding Title Company to issue to Lender and Purchaser at Closing a mortgagee's policy of title insurance and an owner's policy of title insurance on an ALTA (1970 form) Extended Form of policy in the full amount of the Purchase Price pursuant to Section 4.4 hereof. Seller and Purchaser further instruct Title Company to deliver to such parties copies of all instruments referenced in Schedule B, Section II of the Title Commitment.

4.2 Survey. Contemporaneously with the execution of this Agreement, Seller shall provide Purchaser a photocopy of its existing survey of the Project so that Purchaser can contact the surveyor to update said survey. Purchaser shall, at its expense, order a survey or an update to a survey and shall use reasonable efforts to cause such survey to be delivered to Purchaser, Lender and Title Company within five (5) business days after the Effective Date. Such survey shall be a currently dated ALTA/ASCM land title survey of the Land and of the Improvements situated thereon (the "Survey"), prepared by a surveyor licensed by the State of Georgia and certified to Purchaser and Title Company by such surveyors in conformity to the Certificate attached hereto as Exhibit 4.2(a). In addition to the requirements set forth in attached Exhibit 4.2(b), the Survey shall reflect the total area of the Real Property, the location of all improvements, recorded easements and encroachments, if any, located thereon and all building and set back lines and other matters of record with respect thereto. Said Survey shall also certify that the Land is not in an area identified by FEMA as having special flood or mudslide hazards which require flood insurance under the Flood Insurance Act of 1968. Seller shall provide at Closing a certificate to Purchaser and Title Company if requested, that there have been no improvements made to the Real Property since the date of the Survey which would materially alter the depictions on the Survey.

4.3 Title Defects. Within ten (10) business days after receipt of the later of the Title Commitment and the Survey, Purchaser shall notify Seller of any title matters to which Purchaser objects (the "Title Defects") ("Purchaser's Notice"). Any matter disclosed in a Title Commitment or Survey and not objected to by Purchaser or subsequently waived by Purchaser shall be deemed a permitted exception ("Permitted Exception"). Seller shall notify Purchaser of Seller's decision not to cure any Title Defect within five (5) days after receipt of Purchaser's Notice; provided, however, Seller shall remove monetary liens relating to borrowed funds or other liens securing indebtedness of an ascertainable amount (other than liens related to the Loan) and mechanic or materialmen's liens, if any. Seller's failure to respond shall be deemed a decision by Seller not to cure any Title Defect. Within ten (10) days of Seller's election not to cure certain Title Defects, Purchaser may elect to waive such Title Defects or terminate this Agreement in which event Purchaser shall receive a return of the Escrow Deposit and all interest accrued thereon. Purchaser's failure to respond shall be deemed a decision by Purchaser to waive the Title Defects to which Seller decides not to cure. If the Title Defects, that Seller elected to cure, are not cured by Seller or waived by Purchaser on or before the Closing Date then Purchaser may (i) elect to waive the uncured Title Defects, or (ii) terminate this Agreement in which event Purchaser shall receive a return of the Escrow Deposit and all interest accrued thereon.

4.4 Title Insurance. At Closing, Seller and Purchaser shall instruct Title Company to issue a final update to the Title Commitment in which the "GAP" exception has been deleted, binding Title Company to issue to Purchaser an owner policy of title insurance (the "Title Policy") covering the Real Property in the full amount of the Purchase Price. The Title Policy shall be an ALTA Form 1970-B owner's policy of extended coverage title insurance containing such endorsements as may be reasonably requested by Purchaser and agreed to by Title Company subject only to: (a) current non-delinquent real estate taxes and assessments; (b) matters set forth in the Title Commitment and approved or waived by Purchaser; (c) any other matters approved in writing by Purchaser; (d) title exceptions caused by acts or omissions of Purchaser; and (e) matters excepted or excluded from coverage by the printed terms of the title insurance policy standard form (except for survey (if requested by Purchaser) and mechanics and materialmen's lien exceptions which shall be deleted). Purchaser shall use reasonable efforts to reach agreement with Title Company regarding any applicable endorsements during the Inspection Period.

                            ARTICLE 5

                      INFORMATION SCHEDULES

5.1 Information Schedules. Seller will deliver or cause to be delivered to Purchaser within ten (10) days after the Effective Date, copies of all schedules and documents referred to in this Agreement which are in the possession or control of Seller ("Information Schedules"), including the following schedules and other information described below:

     (a)   Rent  Roll.   A  complete list and description  ("Rent
     Roll"), and true and complete copies, of all Leases.

     (b) Contracts. An itemized schedule ("Contracts Schedule") of all written and oral service, maintenance, management and other agreements, equipment or appliance leases, non-governmental franchises, contracts and arrangements relating or pertaining to the Project (collectively "Contracts"). Unless Purchaser makes written request to cancel any Contract contained in the Contracts Schedule prior to the end of the Inspection Period, the Contracts contained in the Contracts Schedule shall be transferred and assigned by Seller to Purchaser at Closing, to the extent assignable. The Contracts Schedule shall note any Contracts which are not assignable or cancelable at Closing.

     (c) Personal Property. A true and complete schedule and description ("Personal Property Schedule") of all material tangible Personal Property to be transferred to Purchaser.

     (d) Permits. A list ("Permits Schedule") of all current franchises, business or other licenses, bonds, permits, certificates of occupancy, authorizations and other evidences of consent, approval, authorization or permission relating to or affecting the Project (collectively "Permits") of or from any person, including any governmental authority, held by Seller including any pending applications, but only to the extent that Purchaser may obtain or derive a benefit from such Permits after Closing. In lieu of providing a detailed Permits Schedule, Seller may provide to Purchaser copies of all Permits in its possession or control.

     (e) Property Taxes. Copies of the two most recent tax statements with respect to the Project, including, without limitation, real and personal property taxes and any special assessments.

     (f) Warranties. A list and description ("Warranty Schedule") of all material third party bonds, warranties and guaranties, including any warranties relating to equipment, structures, roof, landscaping, parking lot or parking lot surfaces, if any, which are in effect with respect to or which benefit any portion of the Project.

     (g)   Repair History.  A true and complete list of all major
     (i.e., costing more than $5,000) repairs of a capital nature
     which  Seller  has undertaken with respect to  the   Project
     during its ownership thereof.

     (h) Operating Statements. Materially true and complete copies of all operating statements for the Project for the last two calendar years and for each calendar month of 1997 through the month ending April 31.

     (i) Prior Studies. True and complete copies of any prior third party studies and reports, in the possession of Seller or Seller's agents, affiliates or management companies relating in any manner to the environmental, structural, mechanical, or engineering status of any portion of the Project.

     (j) Plans. Copies of all construction plans, diagrams and schematics of the Real Property and Improvements in Seller's possession or control made available to Purchaser at the Project.

     (k) Loan Documents. True and complete copies of all Loan Documents, together with all information pertaining to the Loan, including, without limitation, schedules setting forth any escrow accounts or improvements required by Lender.


                            ARTICLE 6

                           INSPECTION

6.1 Inspection Period. During the period beginning upon the Effective Date and ending at 5:00 p.m., local time, on the thirtieth (30th) day after the Effective Date (such period of time hereinafter referred to as the "Inspection Period"),
Purchaser and/or its attorneys, consultants or employees ("Authorized Representatives") shall have the right to: (i) make a physical inspection of the Project subject to the rights of tenants, (ii) examine the financial and operating books and records relating to the Project maintained by or for the benefit of Seller, (iii) interview tenants of the Project, and (iv) conduct such non-destructive physical engineering, feasibility and other studies and tests on or of the Project as Purchaser considers to be appropriate. Purchaser and/or Purchaser's Authorized Representatives may also copy any documents referred to or described in the Information Schedules but not required to be provided to Purchaser as part of any such schedule. Notwithstanding the foregoing, Purchaser shall not be permitted to interfere unreasonably with Seller's operations at the Project or interfere with any tenant's operations at the Project, and the scheduling of any inspections, interviews, and/or testing shall take into account the timing and availability of access to tenant's premises, subject to and in accordance with tenants' rights under the Leases or as tenants may otherwise agree. Purchaser shall at all times conduct such due diligence in compliance with applicable laws and the terms of any leases of the Project, and in a manner so as to not cause damage, loss, cost or expense to Seller, the Project or the tenants of the Project, and Purchaser shall promptly restore the Project to its condition immediately preceding such inspections and examinations and shall keep the Project free and clear of any mechanic's liens or materialmen's liens in connection with such inspections and investigations. Seller shall have the right, at its option, to cause a representative of Seller to be present at all such inspections, reviews and examinations. Purchaser shall keep all information or data received or discovered in connection with such due diligence strictly confidential. Purchaser shall indemnify, protect, defend and hold Seller harmless from and against any obligation, liability, claim (including any claim for damage to property or injury to or death of any persons), lien or encumbrance, loss, damage, cost or expense, including attorney's fees (collectively, the "Loss"), in any way caused by the inspections or examinations of the Project by Purchaser or its agents or contractors. The foregoing indemnification shall survive the Closing or the termination of this Agreement for any reason.

6.2 Right of Termination. Notwithstanding anything in this Agreement to the contrary, Purchaser shall have the right, for any reason in Purchaser's sole and absolute discretion, to terminate this Agreement by written notice to Seller on or before the expiration of the Inspection Period and Title Company shall immediately refund to Purchaser the Escrow Deposit and any interest thereon. In the event the transaction does not close for any reason other than a default by Seller, Purchaser shall deliver to Seller all materials, studies or documents received from third parties or Seller relating to the Project.


                            ARTICLE 7

           REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser's Representations and Warranties. Purchaser makes the following representations and warranties, as of the date of execution of this Agreement, which shall survive Closing and conveyance of the Project to Purchaser:

7.1 Authority. Purchaser is a corporation, duly formed, organized, existing and in good standing under the laws of the State of Maryland; Purchaser has full legal right, power and authority to execute and fully perform its obligations under this Agreement, without the need for any further action under its governing instruments; and the persons executing this Agreement and the other documents required hereunder are the duly designated officers of Purchaser and are authorized to do so.

7.2 Inspection. Purchaser has made, or will make prior to expiration of the Inspection Period, an independent investigation, to the extent Purchaser deems necessary or appropriate, concerning the physical condition, value, development, use, marketability, feasibility and suitability of the Project, including, without limitation, land use, zoning and other governmental restrictions.

7.3 No Other Seller Representations. Except as expressly set forth herein, Purchaser acknowledges that no representations or warranties, express or implied, have been made by Seller or Seller's representatives.

7.4 "AS IS, WHERE IS". PURCHASER HEREBY EXPRESSLY ACKNOWLEDGES THAT IT HAS INSPECTED AND EXAMINED OR WILL INSPECT AND EXAMINE THE PROJECT TO THE EXTENT DEEMED NECESSARY BY PURCHASER IN ORDER TO ENABLE PURCHASER TO EVALUATE THE PURCHASE OF THE PROJECT. PURCHASER REPRESENTS THAT IT IS A KNOWLEDGEABLE PURCHASER OF REAL ESTATE AND OFFICE PROPERTIES AND THAT, EXCEPT AS SET FORTH IN ARTICLE , IT IS RELYING SOLELY ON ITS OWN EXPERTISE AND THAT OF PURCHASER'S CONSULTANTS, AND THAT PURCHASER HAS CONDUCTED OR WILL CONDUCT SUCH INSPECTIONS AND INVESTIGATIONS OF THE PROJECT, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT PURCHASER IS ACQUIRING THE PROJECT ON AN "AS IS, WHERE IS" BASIS WITHOUT REPRESENTATIONS OR WARRANTIES OTHER THAN THOSE SET FORTH HEREIN AND IN THE DOCUMENTS OF TRANSFER RELATING TO THIS TRANSACTION.

     Initialed by:

     ________________                   ________________
     Seller                             Purchaser


                            ARTICLE 8

            REPRESENTATIONS AND WARRANTIES OF SELLER

      Seller's Representations and Warranties. Seller makes the following representations and warranties as of the date of execution of this Agreement, which shall survive conveyance of the Project to Purchaser:

8.1 Authority. Seller is a limited partnership, duly formed, organized, existing and in good standing under the laws of the State of Georgia. Seller has full legal right, power and authority to execute and fully perform its obligations under this Agreement, without the need for any further action under its governing instruments; and the persons executing this Agreement and the other documents required hereunder are the duly designated officers of Seller and are authorized to do so.

8.2 Marketable Title. At the Effective Date and as of Closing, Seller will own the Personal Property free and clear of all liens, claims, encumbrances, and rights of others, except the leased or financed equipment disclosed pursuant to Exhibit 1.3, and will convey same to Purchaser. Seller is not a party to any contract agreement, or commitment to sell, convey, assign, transfer or otherwise dispose of any portion or portions of the Project.

8.3 Liabilities. Except as created by this Agreement or disclosed in the Information Schedules or the documents referenced therein, there are no contractual obligations or to Seller's knowledge, any other liabilities of any type which might, with notice, passage of time or both, have a material adverse effect on the Project.

8.4 Contracts. Except as disclosed in the Information Schedules, there are no other management, leasing, maintenance, service or other contracts relating to the Project. If Purchaser requests at the expiration of the Inspection Period, any such existing contracts will be terminated at Closing.

8.5 No Undisclosed Matters. To Seller's knowledge, there are no unsatisfied written requests for material repairs, restorations or improvements from any insurance carrier or governmental authority. Seller has not received any written notice from any insurer of any defects or inadequacies in any part of the Project which would adversely affect its insurability, or written notice of any claims of any governmental agency to the effect that the construction, operation or use of any of the Project is in violation of any applicable law, ordinance, rule, regulation or order.

8.6 No Defaults. Seller is not in default in respect of any of its material obligations or liabilities pertaining to the Project (including, but not limited to, such obligations and liabilities under the Contracts or Leases). To Seller's knowledge, no present dispute or fact exists which might with notice, passage of time or both, give rise to a dispute under any Contracts or Leases.

8.7 Litigation. There is no litigation pending or to Seller's knowledge, threatened against Seller or the Project which relates to, or if decided adversely, could have a material adverse effect upon, the Project (including condemnation or similar proceeding).

8.8 Environmental Matters. For the purpose of this Agreement, the term "Hazardous Materials" shall mean (i) each and every substance included within the term "hazardous substance" or "hazardous waste" as defined in any one or more of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C.A. Section 9601 et seq. (as heretofore amended), the Hazardous Materials Transportation Act of 1975, 49 U.S.C.A. Section 1801 et seq. (as heretofore amended), the Resource Conservation and Recovery Act of 1976, 42 U.S.C.A.
Section 6901 et seq. (as heretofore amended) and any other federal, state or local environmental laws or regulations now or hereafter enacted; (ii) all substances to which the rules and regulations promulgated by any Federal or state agency pursuant to any one or more of said statutes applies; and (iii) any and all petroleum products and petroleum derivatives. Seller represents unto Purchaser that the following matters are true as of the date of execution of this Agreement by Seller, and shall survive Closing and not merge into any documents delivered at
Closing:

                (i) Seller has no notice or knowledge of any (i) currently existing violations of federal, state, county or municipal environmental laws in respect to the Project, or (ii) past, pending or threatened administrative or judicial litigation or other legal proceedings including, without limitation, any enforcement proceeding under any federal, state, county or municipal statute, ordinance, rule or regulation concerning Hazardous Materials, relating to the Project, or of any settlement thereof; and

                 (ii)   to  Seller's  knowledge,  there  are   no
          underground storage tanks ("USTs") located on or below the Land.

8.9 Certification of Rent Roll. No person has any title, interest or right to possession of any portion of the Project as a lessee, tenant or concessionaire of Seller except as shown on the Rent Roll. Except as disclosed in writing to Purchaser, the Rent Roll lists all Leases, amendments and modifications thereof. Seller is not, and to Seller's knowledge no tenant is, in default in the performance of or under any such Lease in any material respect except as otherwise disclosed. The Rent Roll states all Deposits, prepaid rents and other deposits or prepayments for each Lease. No tenant is entitled to any rebate, concession, special allowance or other benefits, except as stated in the Leases. To Seller's knowledge, no tenant has any counterclaim, defense or offset to any action for collection of rents or other amounts accruing after the Closing Date under any Lease. The rents and other sums due or to become due under each Lease have not been and will not be assigned, encumbered or subjected to any liens by Seller, except: (i) to lenders whose liens shall be released at Closing; or (ii) to Lender. Except as disclosed in the Rent Roll, there has been no waiver of Seller's rights under or modification of any Lease or other documents executed by tenants in connection with the Leases which could have a material adverse affect thereon. To Seller's knowledge, except for the right of the tenants in possession under the Leases, there are no parties in possession of, or claiming any possession to any portion of the Project as lessees, tenants at sufferance, trespassers or otherwise. To Seller's knowledge, there has been no material, adverse change with respect to the information set forth in the Rent Roll. Except as disclosed in the Rent Roll, all presently due leasing commissions payable in connection with the Leases have been paid in full. The Rent Roll lists any and all leasing commissions and brokerage agreements which may be due and payable in connection with the Leases upon a subsequent renewal, expansion, modification or waiver of any rights by a tenant under the terms of the Leases. Seller has paid in full all leasing or similar commissions or payment obligations, if any, relating to any Lease. Except as specifically referenced in the Rent Roll and the lease summary attached as Exhibit or the Contracts Schedule, Purchaser is not assuming any obligations for tenant improvements or purported leasing commissions. Seller shall indemnify and hold Purchaser harmless for any Loss with respect to any claims by tenants or third party brokers for tenant improvements or leasing commissions not expressly assumed by Purchaser. Notwithstanding the above, it shall be Purchaser's responsibility to review all Leases to confirm the rents and to verify the other obligations of Seller.
8.10 Operating Statements. To Seller's knowledge, the Operating Statements are true, accurate and complete in all material respects and present fairly the results of operations for the periods indicated on a consistent basis.

8.11 Use of Project. To Seller's knowledge, (i) no governmental, public or private authority intends or desires to appropriate the use of or limit the use of any of the Project pursuant to any condemnation, eminent domain or similar proceeding; (ii) no fact or condition exists which will result in the termination of the Project's current access to and from existing streets and utilities.

8.12 Documentation. To Seller's knowledge, all documents which shall be delivered to Purchaser by or on behalf of Seller under this Agreement shall be accurate and complete in all material respects, including, without limitation, the Information Schedules.

      8.13 FIRPTA. Seller is not a "foreign person" (as defined in the Internal Revenue Code and Income Tax Regulations). The provisions of the Foreign Investment in Real Property Tax Act of 1980, as amended, are not applicable to the Transaction.
8.14 Loan Documents. The Loan Documents described on Exhibit 2.3 constitute all of the loan documents which relate to, or in any way affect Seller's interest in the Project. The outstanding principal balance of the Loan as of the Effective Date is $6,925,105. The Loan Documents correctly and accurately state the terms and condition of the Loans. Except as disclosed in writing to Purchaser prior to the expiration of the Inspection Period, the Loan Documents contain the entire agreement between Seller, any guarantors and any lenders; are in full force and effect in accordance with their written terms; and, are valid obligations of the Seller, any guarantors and Lender. Seller is not, and to Seller's actual knowledge any guarantors and Lender are not in default in the performance of or under any of the Loan Documents in any material respect except as otherwise disclosed in writing to Purchaser. Lender is not entitled to any payments, offsets or remuneration of any kind except as set forth in the Loan Documents. As of the Effective Date, and as of the Closing Date, Seller has complied with all requirements of the Loan Documents and is not in default thereunder.

8.15 Escrow Accounts. Any escrow accounts required to be maintained by Seller pursuant to the Loan Documents are fully funded and shall remain fully funded through the Closing Date. Any amounts required by the Loan Documents to be expended in connection with lease commissions or improvements shall be so expended prior to the Closing Date. Any escrow accounts required to be created and maintained by Purchaser after the Closing Date shall be the responsibility of Purchaser.

                            ARTICLE 9

                            COVENANTS

      Covenants of Seller. Seller covenants and agrees with Purchaser as follows:

9.1 Access. Subject to the terms and conditions of Section 6.1, during normal business hours prior to Closing, Seller agrees to give to Purchaser and its agents and representatives reasonable access to the Project and the books and records directly relating to the ownership, management, maintenance and operation of the Project, and all documents directly pertaining to the Project that are in the possession of Seller, or any of Seller's agents or representatives. Prior to Closing, Seller will furnish Purchaser with such additional financial and operating data and other information reasonably available to Seller as may be reasonably necessary for Purchaser to thoroughly evaluate the Project.

9.2 Additional Audits. Purchaser shall have, in addition to any inspection or audit rights contained elsewhere in this Agreement, the right to conduct a full audit of the books and records of Seller relating to the operations and financial results of the Property, in such form and at such time, including up to 270 days after Closing, as Purchaser may reasonably determine is necessary to comply with applicable securities laws requirements, including, without limitation, Regulation 210.3-14 promulgated under the Securities Exchange Act of 1934, as amended. All costs incurred as a result of a Purchaser's undertaking such audit shall be borne exclusively by Purchaser; however, Seller shall make available such books, records and materials as may be reasonably requested by Purchaser or its accountants in order to conduct such audit. All such audit activities shall be conducted at Seller's place of business to be determined by Seller, provided that such place of business is within the continental United States, in a commercially reasonable fashion during normal business hours and upon five (5) days prior notice from Purchaser to Seller.

9.3 No Material Changes. Prior to Closing, Seller shall: (i) not cancel or permit cancellation of any hazard or liability insurance carried with respect to the Project; (ii) remedy all material violations of laws, ordinances, orders or requirements relating to the Project which are not caused by Purchaser and of which Seller has received actual notice and provide Purchaser with evidence of curing of same (provided that Seller shall not be required to expend more than $10,000, in the aggregate, with respect to such matters); and (iii) operate the Project on a basis consistent with historical operations including, without limitation, undertaking all reasonably required ordinary maintenance and repair of the Project. Prior to Closing, Seller also will not, without the prior written consent of Purchaser,
(i) sell, transfer or dispose or become obligated to sell, transfer or dispose of any of the Project, except for the use and consumption of inventory, office and other supplies and spare parts, and the replacement of worn out, obsolete and defective tools, equipment and appliances, in the ordinary course of the business, (ii) after the expiration of the Inspection Period except as specifically permitted by this Agreement, enter into any transaction, or make any commitment with respect to the Project other than in the ordinary course of the business, (iii) amend, renew, extend, modify or terminate any Contract, Permit or Lease except as contemplated by this Agreement or except in the ordinary course of business. Subject to Section below regarding Seller's continued leasing obligations, prior to Closing, Seller shall operate and maintain the Project in substantially the same manner and condition as Seller has operated and maintained the Project immediately prior to the Effective Date. Seller will perform current or routine maintenance and repairs in the ordinary course of business of or to the Project as may be required or reasonably appropriate to operate and maintain the Project other than tenant improvements relating to new leases. Provided, however, that Seller shall not be obligated to make a capital expenditure in excess of $15,000 and in the event Seller elects not to make an expenditure greater than said amount, then Purchaser may terminate this Agreement and receive a return of the Escrow Deposit and all interest thereon. After expiration of the Inspection Period, if the Agreement is still in force, Seller shall be required to gain Purchaser's written approval, which shall not be unreasonably withheld, of any new or modified contract or agreement which will affect the operation of the Project.

9.4 Consents. Seller and Purchaser shall each promptly file or submit and diligently prosecute any and all applications or notices with federal, state and/or local authorities and all other requests with any private persons or entities for consents, approvals, authorizations and permissions which are reasonably considered necessary or appropriate by the other party for the consummation of the Transaction or to prevent the termination of any Lease, Contract or Permit, or any loss or disadvantage to the Project.

9.5 Payments. Seller will cause to be paid when due or shall be responsible for all taxes, license fees, trade accounts and costs and expenses of operation and maintenance of the Project incurred through the Closing Date, except amounts subject to proration under Section .

9.6 Cooperation. Seller will reasonably assist and cooperate with any environmental evaluation, study or audit of the Project prepared by, for or at the request of Purchaser.

9.7 Notification of Subsequent Events. Prior to Closing, Seller shall notify Purchaser of any written notice received by Seller of any material adverse change in or to the Project including, without limitation, any notice relating to any insurance contract or policy now held or owned by Seller to cancel or materially increase any premiums relating thereto.

9.8 Estoppel Certificates. Before the expiration of the Inspection Period, Seller shall have delivered currently dated (no earlier than thirty-five (35) days prior to the scheduled Closing Date) estoppel certificates in material conformance with the form attached hereto as Exhibit (1) (or on another form if requested by Lender) from each major Tenant referenced on the Rent Roll or a Seller's estoppel certificate in the form attached hereto as Exhibit (2) for each non-major tenant not providing an estoppel certificate directly. "Major Tenants" shall include The Facility Group, Colgate-Palmolive, Square D, and Magnus Software. In the event Seller shall not have delivered such estoppel certificates from each Major Tenant before the expiration of the Inspection Period, Seller and Purchaser agree that the Inspection Period shall automatically be extended for fifteen (15) days ("Extended Inspection Period") for Seller to deliver such Major Tenant estoppel certificates to Purchaser. If Seller shall not have delivered such estoppel certificates from each Major Tenant at the expiration of the Extended Inspection Period, Purchaser shall have the right to terminate this Agreement and receive its Escrow Deposit together with all interest accrued thereon. Seller and Purchaser shall use reasonable efforts to obtain a Subordination Non-Disturbance and Attornment Agreement ("SD&A") in the form requested by Lender and from each Tenant requested by Lender. Seller and Purchaser shall use reasonable efforts to negotiate the final form of any SD&A with the applicable tenant and Lender during the Inspection Period.

9.9 Lender's Estoppel. Seller shall use reasonable efforts to assist Purchaser in obtaining a certificate from Lender in the form attached as Exhibit 9.9 hereto concerning such matters as Purchaser may reasonably request, including, without limitation, all amounts owing under the Loan, defaults by Seller, the Loan Documents and any escrow or other accounts (the "Lender's Estoppel"). If the Lender's Estoppel is not received prior to the expiration of the Inspection Period, Seller and Purchaser agree that the Inspection Period shall automatically be extended for fifteen (15) days ("Lender's Estoppel Extended Inspection Period") for Seller to deliver the Lender's Estoppel to Purchaser. If Seller shall not have delivered such Lender's Estoppel at the expiration of the Lender's Estoppel Extended Inspection Period, Purchaser shall have the right to terminate this Agreement and receive its Escrow Deposit together with all interest accrued thereon.

9.10  Leasing.  Seller (and/or Seller's agents), in  consultation with Purchaser, shall continue in good faith to advance all leasing activities for the Project including, without limitation, new leases, renewals, extensions, expansions or other modifications. Provided, however, Seller shall not enter into any new lease or any renewal, expansion or other modification of any existing Lease without Purchaser's prior written consent which shall not be unreasonably withheld, conditioned or delayed.

9.11 Knowledge Standard. As used in this Agreement, "the Seller's knowledge "or any similar phrase, shall mean the actual knowledge of Howard S. Rothman after reasonable investigation and inquiry; provided, however, that nothing in this Agreement shall be deemed to create or impose any personal liability of any kind on Howard S. Rothman.

                           ARTICLE 10

                         CLOSING MATTERS

10.1 Conditions to Purchaser's Obligations. The obligations of Purchaser to consummate the transactions contemplated by this Agreement are subject to the satisfaction of each of the following conditions as of the Closing Date, except to the extent any such condition is waived in whole or in part by Purchaser in writing at or prior to Closing:

     (a) Satisfaction. The representations and warranties of Seller contained in this Agreement shall have been true on the date of this Agreement and on Closing in all material respects. Seller shall have performed in all material respects all obligations and complied in all material respects with all covenants required by this Agreement.

     (b)   Title  Defects.  All Title Defects,  except  Permitted
     Exceptions, shall have been cured by Seller or waived in writing by Purchaser.

     (c) No Injunction. On the Closing Date, there shall be no third party injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions contemplated herein not be consummated as herein provided which relates to the acts or omissions of Seller.

     (d) Certificates. Purchaser shall have received the estoppel certificates and the SD&A's as referenced in Section above, from or for each tenant referenced on the Rent Roll and the Lender's Estoppel referenced in Section .

     (e) No Adverse Change. No material and adverse change shall have occurred without Purchaser's written consent, in the state or condition of the Project or in the title matters described in the Title Commitment and the Survey.

     (f)   Assumption.   Lender will have  agreed  prior  to  the
     expiration of the Inspection Period to permit the assumption of the Loan on terms acceptable to Purchaser.

     (g) Lender's Estoppel. Purchaser shall have received a Lender's Estoppel in form and substance satisfactory to Purchaser.

10.2 Conditions to Seller's Obligations. The obligations of Seller to consummate the transactions contemplated by this Agreement are subject to the satisfaction of each of the following conditions as of the Closing Date, except to the extent any such condition is waived in whole or in part by Seller in writing at or prior to Closing:

     (a) Satisfaction. The representations and warranties of Purchaser contained in this Agreement shall have been true on the date of this Agreement and on Closing. Purchaser shall have performed all obligations and complied with all covenants required by this Agreement.

     (b) No Injunction. On the Closing Date, there shall be no third party injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions contemplated herein not be consummated as herein provided which relates to acts or omissions of Purchaser.

10.3  Closing  Documents.  At Closing, Seller  shall  deliver  to
Purchaser the following documents, all properly executed by Seller and delivered to Purchaser and/or executed by Purchaser and delivered to Seller shall be in a form reasonably acceptable to Purchaser and Seller and include, but are not limited to:

     (a) Limited Warranty Deed. A Limited Warranty Deed in form attached hereto as Exhibit (a).

     (b) Bill of Sale. A Bill of Sale and Assignment in form attached hereto as Exhibit (b).

     (c) Assignment. An Assignment of Leases, Contracts and Intangibles in form attached hereto as Exhibit (c). Such Assignment of Leases, Contracts and Intangibles shall be joined in by Purchaser for the purpose of assuming all obligations under any assigned item arising from and after the Closing Date.

     (d) Documents. Executed original copies, or copies certified as correct by Seller, if originals are not available, of (i) all Leases in force on the Closing Date covering portions of the Project and all other documents referred to in the Rent Roll, (ii) all Contracts and Permits of which Seller is aware transferred and assigned to Purchaser, (iii) all "as built" plans, specifications, surveys or other documents relating or pertaining to the Project in the possession of Seller (collectively "Plans"), including, but not limited to, all records relating to repair, renovation and maintenance of the Project; (iv) all notices to tenants relating to this Transaction and the receipt of security deposits as necessary or appropriate under applicable law; and (v) all other documents referred to in the schedules.

     (e)  Rent Roll.  A current and updated Rent Roll.

     (f) FIRPTA. Affidavit from Seller that Seller is not a foreign person as defined in the Foreign Investment in Real
     Property Tax Act of 1980, as amended, in the form attached hereto as Exhibit (f).

     (g)   Keys.  All keys and master keys in Seller's possession
     or  control   to  all locks located on the Project  properly
     tagged for identification as well as cards keys and cards for the security systems, if any.

     (h) Telephone and Mail. Such documents as may be reasonably requested by Purchaser and required by (i) the local telephone company to assign to Purchaser all of Seller's rights and interest in each telephone number or phone line used by Seller exclusively for the operation of the Project, except for Seller's local telephone number which shall remain the property of Seller, and (ii) the U.S. Postal Service to assign to Purchaser all of Seller's rights and interest in each post office box and drawer exclusively for the operation of the Project.

     (i) Evidence of Authority. Both parties will deliver to each other and the Title Company such evidence or documents as may reasonably be required evidencing the authority of any person who is executing any of the documents required hereunder.

     (j) Assumption of Loan. Such documents as may be necessary in order for Seller to assign and Purchaser to assume
     Seller's obligations under the Loan Documents including the Lender's Estoppel.

     (k) Miscellaneous. Such other documents as may be required under other provisions of this Agreement or as may reasonably be required by Purchaser to consummate the Transaction, so long as such document does not increase either party's liability or obligations hereunder, including, but not limited to, (i) a Closing Statement and
     (ii) a Quitclaim Deed with the legal description contained in Exhibit 1.2(a) and/or the Survey, if the legal description of the Land contained in the Survey differs from the legal description contained in Exhibit 1.2(a).

                           ARTICLE 11

                      DEFAULTS AND REMEDIES

11.1 Damages Against Purchaser. IF PURCHASER DEFAULTS UNDER ANY PROVISION OF THIS AGREEMENT AND CLOSING DOES NOT OCCUR, THEN SELLER SHALL BE RELEASED FROM ALL OBLIGATIONS IN LAW OR EQUITY TO CONVEY THE PROPERTY TO PURCHASER. PURCHASER AND SELLER AGREE THAT AS SELLER'S SOLE REMEDY FOR A DEFAULT HEREUNDER, BY WRITTEN NOTICE TO PURCHASER AND TITLE COMPANY, SELLER SHALL BE ENTITLED TO TERMINATE THIS AGREEMENT AND BE ENTITLED TO RECEIVE THE ESCROW DEPOSIT PLUS ACCRUED INTEREST THEREON AS LIQUIDATED DAMAGES. PURCHASER AND SELLER ACKNOWLEDGE AND AGREE THAT ACTUAL DAMAGES WILL BE EXTREMELY DIFFICULT AND IMPRACTICAL TO ASCERTAIN. THEREFORE, THE SUM REPRESENTED BY THE ESCROW DEPOSIT PLUS ANY ACCRUED INTEREST THEREON SHALL BE DEEMED TO CONSTITUTE A REASONABLE ESTIMATE AND AGREED STIPULATION OF SELLER'S DAMAGES AND SHALL CONSTITUTE SELLER'S SOLE AND EXCLUSIVE REMEDY IN THE EVENT THIS TRANSACTION FAILS TO CLOSE AS A RESULT OF PURCHASER'S DEFAULT. NOTWITHSTANDING THE FOREGOING, PURCHASER'S LIABILITY UNDER SECTION 6.1 HEREOF AND SHALL REMAIN IN FULL FORCE AND EFFECT.

     Initialed by:
     ________________                   ________________
     Seller                             Purchaser

11.2 DAMAGES AGAINST SELLER. IN THE EVENT THAT SELLER FAILS TO PERFORM ALL OF SELLER'S OBLIGATIONS UNDER THIS AGREEMENT AND PURCHASER PERFORMS ALL OF ITS OBLIGATIONS OR TENDERS PERFORMANCE, INCLUDING THE OBLIGATION TO CONSUMMATE THE TRANSACTION, THEN
PURCHASER MAY MAKE WRITTEN DEMAND TO SELLER FOR PERFORMANCE OF THIS AGREEMENT. IF SELLER FAILS TO COMPLY WITH PURCHASER'S WRITTEN DEMAND WITHIN 30 DAYS AFTER RECEIPT OF SUCH WRITTEN DEMAND FOR PERFORMANCE, PURCHASER SHALL HAVE THE EXCLUSIVE RIGHT TO (I) WAIVE SUCH DEFAULT, (II) SEEK SPECIFIC PERFORMANCE OF SELLER'S OBLIGATIONS UNDER THIS AGREEMENT, OR (III) TERMINATE THIS AGREEMENT AND PROMPTLY RECEIVE A FULL REFUND OF THE ESCROW DEPOSIT AND ALL INTEREST THEREON AND PAYMENT BY SELLER OF AN AMOUNT NOT TO EXCEED $25,000 IN ORDER TO REIMBURSE PURCHASER'S
REASONABLE OUT OF POCKET EXPENSES ASSOCIATED WITH THIS TRANSACTION, BUT WITHOUT FURTHER LIABILITY ON PURCHASER'S PART. SELLER AGREES THAT THE PROJECT IS UNIQUE AND THAT DAMAGES FOR FAILURE BY SELLER TO CONSUMMATE THE TRANSACTION WILL BE IMPRACTICABLE AND EXTREMELY DIFFICULT TO DETERMINE. THEREFORE, IN THE EVENT THAT SELLER FAILS OR REFUSES TO CONSUMMATE THE TRANSACTION AND PURCHASER SEEKS SPECIFIC PERFORMANCE, SELLER SPECIFICALLY AGREES THAT THE REMEDY OF SPECIFIC PERFORMANCE IS AN APPROPRIATE REMEDY FOR PURCHASER, AND SELLER WAIVES AND AGREES NOT TO ASSERT ANY CLAIM OR DEFENSE THAT SPECIFIC PERFORMANCE IS NOT AN APPROPRIATE REMEDY FOR PURCHASER.

     Initialed by:

     ________________                   ________________
     Seller                             Purchaser


                           ARTICLE 12

                          RISK OF LOSS

12.1 Risk of Loss. Prior to Closing, Seller shall have full risk of loss or damage with respect to the Project. Upon Closing, full risk of loss or damage with respect to the Project shall pass to Purchaser. For purposes of this Article, "loss or damage" shall mean the following: (i) any loss, damage, destruction or injury by fire, storm, accident, flood or other casualty or hazard to the Project; and (ii) any condemnation, eminent domain or other similar proceeding.

12.2 Minor Damage. In the event of loss or damage to the Project or any portion thereof (the "premises in question") which is not "major" as hereinafter defined), this Agreement shall remain in full and effect provided Seller performs any necessary repairs or, at Seller's option, reduces the cash portion of the Purchase Price in an amount equal to the cost of such repairs, Seller thereby retaining all of the Seller's right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question. In the event Seller elects to perform repairs upon the Project, Seller shall use reasonable efforts to complete such repairs promptly and if necessary, the date of Closing shall be extended a reasonable time in order to allow for the completion of such repairs; provided, however, Closing may not be extended for a period of more than thirty (30) days without the prior consent of Purchaser.

12.3 Major Damage. In the event of a "major" loss or damage, Purchaser may either (i) terminate this Agreement and immediately receive a refund of the Escrow Deposit and all interest thereon, or (ii) it may proceed with this transaction and receive Seller's insurance proceeds, if any, for such damage, plus payment from Seller of the amount of the applicable insurance deductible relating thereto. In such event, Seller shall execute all documents reasonably requested by Purchaser to assign Seller's rights and interest to such insurance proceeds.

12.4 Definition of Major Loss or Damage. For purposes of Sections and , "major" loss or damage refers to the following:
(i) loss or damage to the Project or any portion thereof such that the cost of repairing or restoring the premises in question to a condition substantially identical to that of the premises in question prior to the event of damage or loss would be, in the certified opinion of a mutually acceptable architect, equal to or greater than Fifty Thousand Dollars ($50,000), and (ii) any loss or damage due to a condemnation which permanently or materially impairs the current use of the Project.



                           ARTICLE 13

                       GENERAL PROVISIONS
13.1 Brokerage Commission. Seller shall pay any and all brokerage commissions due to Zarrilli and Karpf pursuant to a separate written agreement. If the purchase and sale hereunder does not close for any reason, including default by either Seller or Purchaser, then no commission shall be due by any party hereto. Except as set forth in the preceding sentence, Seller and Purchaser represent to each other that they have acted directly and independently with the other as principals and that neither Seller nor Purchaser have retained or authorized the services of any broker or finder with respect to this
Transaction. Seller agrees to indemnify and hold Purchaser harmless from and against all claims, liabilities, and obligations for any commission, finder's fee, or other compensation in connection with this Agreement claimed by or through Seller. Purchaser agrees to indemnify and hold Seller harmless from and against all claims, liabilities, and obligations for any commission, finder's fee, or other compensation in connection with this Agreement claimed by or through Purchaser.

13.2 Termination of Existing Management Agreement. Prior to or at Closing, Seller shall terminate that certain Management Agreement by and between Seller and Rothman Corporation dated October 26, 1992 ("Management Agreement"). Seller shall be solely liable and responsible for the payment of any and all termination fees and commissions due Rothman per the Management Agreement. Seller shall provide Purchaser at Closing, an estoppel letter from Rothman acknowledging termination of the Management Agreement and payment of all fees and commissions due thereunder.

13.3 Entire Agreement. This Agreement, together with all exhibits or schedules either attached or delivered pursuant hereto and other agreements expressly referred to herein, constitutes the entire agreement between the parties with respect to the purchase and sale of the Project. All prior to or contemporaneous agreements, understandings, representations, warranties and statements, oral or written, are superseded.

13.4 Further Assurances. The parties agree to take such further action and execute such documents and instruments as may be reasonably required in order to more effectively carry out the terms of this Agreement and the intentions of the parties.

13.5 Modification, Waiver. Except as expressly contemplated herein, no modification, waiver, supplement or discharge of this Agreement shall be valid unless the same is in writing and signed by the party against whom the enforcement thereof is or may be sought. No waiver of a breach of any of the terms, covenants or conditions of this Agreement by either party shall be construed or held to be a waiver of any succeeding or preceding breach of the same or any other term, covenant or condition herein contained. No waiver of any default by either party hereunder shall be implied from any omissions by either party to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect a default other than as specified in such waiver.

13.6 Severability. If any term, provision, covenant or condition of this Agreement is held to be invalid, void or otherwise unenforceable to any extent by any court of competent jurisdiction, the remainder of this Agreement shall not be affected thereby, and each term, provision, covenant or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

13.7 Successors. Subject to the restriction on assignment provided herein, all terms of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective heirs, legal representatives, successors and assigns.

13.8 Assignment. Purchaser may assign its rights under this Agreement to a wholly owned subsidiary of Purchaser, or to a limited partnership controlled by either Purchaser or its wholly owned subsidiary without Seller's consent, if approved by Lender; provided, however, no such assignment shall relieve Purchaser of its obligations hereunder and the assignee must sign an assumption agreement in form reasonably acceptable to Seller.
Except as contemplated by the preceding sentence, Seller and Purchaser shall not assign their respective rights, obligations or interest under this Agreement without the prior written consent of the other.

13.9 Survival of Representations and Warranties. All obligations hereunder to be performed after Closing, and all warranties, representations, and covenants contained herein, shall survive Closing and the delivery of the Limited Warranty Deed to Purchaser for a period of one (1) year after the Closing, at which time such warranties, representations and covenants shall terminate in all respects unless written notice of any such breach has been delivered to the breaching party prior to such date.

13.10      Attorneys'  Fees.   If either  party  commences  legal
proceedings for any relief against the other party arising out of this Agreement, the losing party shall pay the prevailing party's reasonable attorneys' fees.

13.11      Time.   Time is of the essence with  respect  to  this
Agreement.

13.12      No  Other  Inducement.   The  making,  execution   and
delivery of this Agreement by the parties hereto has been induced by no representations, statements, warranties or agreements other than those expressed herein.

13.13 Computation of Time Periods. All periods of the time referred to in this Agreement shall include all Saturdays, Sundays and state or national holidays, unless the period of time specifies business days, provided that if the date or last date to perform any act or give any notice or approval shall fall on a Saturday, Sunday or state or national holiday, such act or notice may be timely performed or given on the next succeeding day which is not a Saturday, Sunday or state or national holiday.

13.14 Notices. Any notice, request, instruction or other document to be given or furnished under this Agreement by either party to the other party or to the Title Company shall be in writing and shall be delivered personally or shall be sent by facsimile transmission (with a copy sent by regular U. S. mail) or registered or certified mail, postage prepaid, or by prepaid overnight delivery service, at the address or telecopy number in this Section or to such other address, telecopy number of person as either party may designate by written notice to the other party. A notice, request, instruction or other documents shall be deemed to be given (a) when delivered personally, (b) sent by facsimile transmission (with a copy sent by regular U. S.
mail), or (c) if sent by certified mail or overnight delivery service, at the time the delivery is indicated on the duly completed United States Postal Service return receipt or the time of package pick up as indicated on the records of or certificates provided by the overnight delivery service.

Seller:             2233, L.P.
                    Attention: Howard S. Rothman

Office Address:     Suite 220
                    Lakewood II
                    2333 Lakewood Park Drive
                    Smyrna, Georgia 30080

Telephone Number:   (770) 435-8800
Telecopy Number:    (770) 435-8890

with a copy to:     Stanley K. Slutzky, Esquire
                    Slutzky, Wolfe and Bailey, LLP


Office Address:     2255 Cumberland Parkway, N.W.
                    Building 1300
                    Atlanta, Georgia 30339

Telephone Number:   (770) 438-8000
Telecopy Number:    (770)438-9657

Purchaser:          Parkway Properties LP
                    Attention:  James M. Ingram

Office Address:     Suite 1000, One Jackson Place
                    188 East Capitol Street
                    Jackson, Mississippi 39201

Mailing Address:    Post Office Box 24647
                    Jackson, Mississippi 39225

Telephone Number:   (601) 948-4091
Telecopy Number     (601) 949-4077

with a copy to:     Forman, Perry, Watkins, Krutz & Tardy, PLLC
                    Attention:  Phillip S. Sykes

Office Address:     Suite 1200, One Jackson Place
                    188 East Capitol Street
                    Jackson, Mississippi  39201

Telephone Number:   (601) 960-8600
Telecopy Number:    (601) 960-8609

13.15 Headings. The captions and paragraph headings used in this Agreement are inserted for convenience of reference only and are not intended to define, limit or affect the interpretation or construction of any term or provision hereof.

13.16 Exhibits. All schedules or exhibits referred to herein or attached hereto are incorporated herein by this reference.

13.17      Counterparts.   This  Agreement  may  be  executed  in
multiple copies, each of which shall be deemed an original, but all of which shall constitute one Agreement binding on all parties.

13.18      Governing  Law.   This Agreement  shall  be  governed,
construed and enforced in accordance with the laws of the State of Georgia.

13.19 Effective Date. The date of delivery to Title Company of a fully executed counterpart of this Agreement, as evidenced by Title Company's notation in the space set forth below, shall be deemed the effective date of this Agreement (the "Effective Date").

13.20 Limitation on Liability. Notwithstanding anything contained herein to the contrary, Seller acknowledges and agrees that no limited partner of Purchaser, nor any trustee, director, holder of any beneficial interests, shareholder, officer or employee of Purchaser or any affiliate of Purchaser (except an affiliate to which this Agreement has been assigned) shall have any personal liability, directly or indirectly, under this Agreement, or under any certificate, representation, warranty or other instrument delivered in connection herewith, and Seller shall have recourse hereunder only against Purchaser's assets. Each document to be executed by Purchaser at Closing shall contain a similar exculpation.

13.21 1031 Opportunity. Purchaser agrees to cooperate with Seller on an Internal Revenue Code Section 1031 tax free exchange. The cost, expenses, and liability of Purchaser shall note be increased by such participation.
      IN WITNESS WHEREOF, Seller and Purchaser have executed this Agreement as of the Effective Date.

                              SELLER:

Executed by Seller this       2233, L.P., A GEORGIA LIMITED
19th day of May, 1997         PARTNERSHIP

                              BY:  Coophigh, Inc.,
                              a Georgia corporation
                              By:  Howard S. Rothman
                              Its: President

                              PURCHASER:

Executed by Purchaser this    PARKWAY PROPERTIES LP, a Delaware
19th day of May, 1997         limited partnership

                              By:  Parkway Properties General
                                   Partners, Inc., a Delaware
                                   corporation, its sole general
                                   partner

                                   By:       James M. Ingram
                                   Name:     James M. Ingram
                                   Title:    Vice President
                                   By:       Leland R. Speed
                                   Name:     Leland R. Speed
                                   Title:    Chairman


                 ACKNOWLEDGMENT BY TITLE COMPANY


     Title Company hereby agrees to perform its obligations under this Agreement and acknowledge receipt of (a) the Escrow Deposit from Purchaser in the amount of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00) on the 19th day of May, 1997 and (b) a fully executed counterpart of this Agreement on the 19th day of May, 1997.


                              Specialized Title Services, Inc.,
                              as Agent for First American Title
                              Insurance Company



                              By:    George C. Calloway
                              Name:  George C. Calloway
                              Title:  Vice President



                         EXHIBIT 1.2(a)

                        Legal Description



                           EXHIBIT 1.3

             INCLUDED AND EXCLUDED PERSONAL PROPERTY



                           EXHIBIT 2.3

                         LOAN DOCUMENTS



                           EXHIBIT 2.4

                   FORM OF INDEMNITY AGREEMENT



                       INDEMNITY AGREEMENT

      THIS INDEMNITY AGREEMENT, is entered into by Parkway Properties LP, a Delaware limited partnership ("Parkway"), and 2233, L.P., a Georgia limited partnership ("2233"), and Coophigh, Inc., a Georgia corporation ("Coophigh") (2233 and Coophigh are hereinafter, collectively, the "Seller").

     WHEREAS, Seller and Parkway have entered into a Purchase and Sale Agreement dated ________________ (the "Purchase and Sale Agreement") whereby Parkway will purchase the Lakewood II office building and certain other assets in connection therewith as set forth in the Purchase and Sale Agreement;

     WHEREAS, at Closing, Parkway will assume certain of Seller's obligations under certain loan documents including, that
______________________________________      ("Lender")       (the
____________  are collectively referred to herein  as  the  "Loan
Documents");

      WHEREAS, the Loan Documents provide that Seller shall not have any personal liability to Lender thereunder, except as specifically set forth on Pages __ and __ of the Note and Section
___ of the Deed of Trust ("Recourse Provisions");

      WHEREAS,   Seller and Parkway have agreed to indemnify  one
another with respect to personal liability in connection with the Recourse Provisions as set forth herein.

      NOW THEREFORE IN CONSIDERATION OF THE FOREGOING, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Parkway hereby agree as follows:

      1. Seller Indemnity. Seller agrees to indemnify, defend, protect and hold harmless Parkway from any and all loss, cost or expense, including reasonable attorney's fees, arising out of or in connection with any act, event, occurrence or omission by Seller which causes or imposes any personal liability on Parkway pursuant to the Recourse Provisions to the extent such act, event, occurrence or omission occurs prior to the Closing Dates.
      2. Parkway Indemnity. Parkway agrees to indemnify, defend, protect and hold harmless Seller from any and all loss, cost or expense, including reasonable attorney's fees, arising out of or in connection with any act, event, occurrence or omission by Parkway which causes or imposes any personal liability on Seller pursuant to the Recourse Provisions to the extent such act, event or omission occurs on or after the Closing Date.
      IN  WITNESS  WHEREOF,  this Indemnity  Agreement  has  been
executed  by  the  parties  hereto  as  of  the  _____   day   of
___________________, 1997.

                             PARKWAY PROPERTIES LP, a Delaware
                             limited partnership

                              By:
                                   Parkway Properties General
                                   Partners, Inc. a Delaware
                                   corporation, its sole
                                   general partner

                                   By:
                                   Name:

                                   Title:

                                   By:
                                   Name:

                                   Title:


                              2233, L.P., A GEORGIA LIMITED
                              PARTNERSHIP

                              BY:  Coophigh, Inc., a Georgia
                                   corporation

                              By:  Howard S. Rothman
                              Its: President

                              COOPHIGH, INC., a Georgia
                              corporation

                              By:
                              Name:
                              Title:



                           EXHIBIT (a)

                      SURVEY CERTIFICATION

      The plat of survey must be accompanied by a certificate meeting the following requirements:

      1. The certification should be by a registered land surveyor.

     2. The certification should include the signature with the seal and registration number of the certifying party.

      3. The certification should contain a jurat executed by a notary public.

      4. If the surveyor finds that any easement furnished to him which purports to affect the property does not, in fact, affect the property, he should specifically certify that such easement, identified by book and page of recording, does not affect the property.

      5.    The  form  of certificate should be substantially  as
follows:  "I,                       a registered land surveyor do
hereby certify to                     and                   Title
Company, that the accompanying plat of survey represents a true and correct survey made by me and has: (i) been prepared in accordance with the most current minimum standard detail requirements for a Land Title Survey adopted by the American Land Title Association and the American Congress on Surveying and Mapping; (ii) includes optional items 2-11 of Table A thereof; and (iii) has been prepared pursuant to the Accuracy Standards (as adopted by ALTA and ACSM) in effect on the date of this Certification of an Urban Survey of the following described
property     (the    "Project")    on    the           day     of
, 199   :

                    [Insert legal description]

I further certify that:

      (i) the accompanying plat of survey correctly shows the location of all buildings, structures, and other improvements situated on the Project,

      (ii) except as shown, there are no visible easements or rights-of-way across the Property or other easements or rights-of-way affecting the Property of which the undersigned has been advised,

       (iii) there are no party walls included in any buildings, structures, or other improvements on the Property,

      (iv) except as shown, there are no encroachments on adjoining premises, streets, or alleys by any of the buildings, structures, or other improvements on the Property, and

      (v) except as shown, there are no encroachments on the property by any buildings, structures, or other improvements located on adjoining premises.



                           EXHIBIT 8.9

                          LEASE SUMMARY



                         EXHIBIT 9.8(i)

               FORM OF TENANT ESTOPPEL CERTIFICATE

Parkway Properties LP
300 One Jackson Place
188 East Capitol Street
Jackson, MS   39201

     RE:  _______________________

Gentlemen:

      The  undersigned  as  Tenant hereby  certifies  to  Parkway
Properties LP and its successors or assigns ("Purchaser"), and any beneficiary under a deed of trust covering the above captioned property ("Mortgagee") that:

          (a)   It  is  a  Tenant of a portion of  the  captioned
          property  under  a  certain  lease  (the  "Lease")   as
          follows:

          Landlord:

          Tenant:

          Lease Dated:

          Amendment(s) Dated (if any):

          Current Annual Base Rent:

          Current CAM or Operating Expense Charges:

          Square Footage:

          Original term (or current option period, if applicable) expires:

          Security Deposit and/or
          Lease Deposit:  $

               Outstanding Tenant Improvement Allowance (if any):
          $_______________
                 Outstanding   Leasing   Commission   (if   any):
          $______________

          (b) All rentals payable under the Lease have been paid through ______, 19___; and except for _________, no rent has been paid more than one month in advance of its due date.

          (c) That attached hereto as Exhibit A is a true and complete copy of the Lease and all amendments thereto.

          (d) Tenant has unconditionally accepted and occupied the leased premises, is paying rent under the Lease without claim or right of set-off, or claim of any default by the Landlord, and is now conducting business on the premises;

          (e) The Lease sets forth the entire agreement between the Landlord and Tenant, is in full force and effect in accordance with its terms and has not, in any way, been amended, modified, assigned or sublet;

          (f) There exists no default by either party to the Lease, or other grounds for ceasing or reducing the payment of rental, or for cancellation or termination of the Lease;

          (g) All requirements of the Lease have been complied with and no charges, set-offs or other credits exist against the rentals;

          (h) The Lease contains, and Tenant has, no outstanding options or rights of first refusal to purchase the Premises nor any part of the real property of which the Premises are a part.

          (i) Tenant has not assigned, mortgaged, sublet, encumbered or otherwise transferred any of its interest under the Lease and has received no notice of any assignment, mortgage or encumbrance of the Lease by Landlord.

     From and after the date that Purchaser acquires title to the
     Project:

          (j) Tenant shall not agree to any alteration, modification, amendment or termination of its Lease, nor subordinate or permit subordination of the Lease to any lien in favor of anyone other than Purchaser or Mortgagee, without first obtaining Purchaser's or such Mortgagee's prior written approval provided Tenant has been provided the name and address of such Mortgagee;
          (k) Tenant shall give any Mortgagee 30 days notice of any default by the Landlord under the Lease and a reasonable opportunity for Mortgagee to cure any default upon Borrower's failure to do so;

          (l) Tenant will not pay rent in advance for more than the current month without Mortgagee's prior written consent. No concession or allowance has been granted by Landlord which permits Tenant to occupy the leased premises without payment of Rent or any other financial obligation contained in the Lease, nor will Tenant accept such concession or allowance or negotiate for the same without the prior written consent of Purchaser or Mortgagee;

          (m) Purchaser may subsequently execute and deliver to Mortgagee an Assignment of Leases and Rents conveying the rentals under the Lease as additional security for a loan secured by the _________________ Building, and Tenant hereby expressly consents to such Assignment and has no notice of a prior Assignment of the Lease or the rents thereunder;

          (n) Tenant will not look to any mortgagee, or its successors or assigns, for the return of or credit for security deposit or prepaid rent, if any, unless said sums have been actually transferred to such mortgagee or its successors or assigns.

      Tenant understands that Purchaser is relying on the above representations in connection with the purchase of the above referenced building and does hereby warrant and affirm to and for the benefit of Purchaser, its successors and assigns, that each of the foregoing representations is true, correct and complete as of the date hereof.

                                   By:
                                   Name:
                                   Title:
                                   Date:



                           EXHIBIT (2)

               FORM OF SELLER ESTOPPEL CERTIFICATE

Parkway Properties LP
300 One Jackson Place
188 East Capitol Street
Jackson, MS   39201

     RE:  _____________

Gentlemen:

      The  undersigned  as Landlord hereby certifies  to  Parkway
Properties LP and its successors and assigns ("Purchaser")  that:

          (a) It is a Landlord of a portion of the above referenced property under a certain lease (the "Lease") as follows:

          Landlord:

          Tenant:

          Lease Dated:

          Amendment(s) Dated (if any):

          Current Annual Base Rent:

          Current CAM or Operating Expense Charges:

          Square Footage:

          Original term (or current option period, if applicable) expires:

          Security Deposit and/or
          Lease Deposit:  $

               Outstanding Tenant Improvement Allowance (if any):
          $_______________
                 Outstanding   Leasing   Commission   (if   any):
          $______________

          (b) All rentals payable under the Lease have been paid through ________, 19___.

          (c) That attached hereto as Exhibit A is a true and complete copy of the Lease and all amendments thereto.

          (d) Tenant has unconditionally accepted and occupied the leased premises, commenced payment of rent under the Lease without claim or right of set-off, or claim of any default by the Landlord, and is now conducting business on the premises;

          (e) The Lease sets forth the entire agreement between the Landlord and Tenant, is in full force and effect in accordance with its terms and has not, in any way, been amended, modified, assigned or sublet;

          (f) There exists no default by either party to the Lease, or other grounds for ceasing or reducing the payment of rental, or for cancellation or termination of the Lease;

          (g) All requirements of the Lease have been complied with and no charges, set-offs or other credits exist against the rentals;

      Landlord understands that Purchaser is relying on the above representations in consenting to purchase the above referenced building and does hereby warrant and affirm to and for the benefit of Purchaser, its successors and assigns, that each of the foregoing representations is true, correct and complete as of the date hereof. Purchaser acknowledges that this Seller's Estoppel Certificate shall terminate upon delivery of a Tenant's Estoppel Certificate in a form reasonably acceptable to Purchaser and containing information consistent with the information set forth herein.


                                   By:
                                   Name:
                                   Title:
                                   Date:



                           EXHIBIT 9.9

                    FORM OF LENDER'S ESTOPPEL

Parkway Properties LP
1000 One Jackson Place
188 East Capitol Street
Jackson, MS   39201

          RE: Assignment to Parkway Properties LP ("Buyer") by ________________ ("Seller"), of its obligations under
          _____________  ("Lender")  loan  #__________,  in   the
          original   principal  amount  of  ______________   (the
          "Loan")

Gentlemen:

      Lender hereby certifies to Buyer, and its successors or assigns that:

     (a) All sums payable under the Loan have been paid through ______, 19___;

     (b)   The  outstanding principal balance of the Loan  as  of
     , 1997 is                     .

     (c)    Attached  hereto as Exhibit A are true  and  complete
     copies   of   the  following        documents   (the   "Loan
     Documents"):

          1.

          2.

          3.

          4.

          5.

     (d) The Loan Documents set forth the entire agreement between the Lender and Seller, are in full force and effect in accordance with their terms and, to Lender's knowledge, have not, in any way, been amended, modified, or assigned;

     (e) To Lender's knowledge, there exists no default by either party to the Loan Documents, or other grounds for declaring an event of default thereunder;

     (f)  Lender has not assigned or otherwise transferred any of
     its interest under the Loan     Documents.

     (g) Other than as set forth in Exhibit B, there are no escrow, improvement accounts maintained, by Lender, or required to be maintained by Lender or funded by Seller in connection with the Loan Documents. Seller has met all of its obligations to fund any such accounts.

      Lender understands that Purchaser is relying on the above representations in connection with the purchase of the above referenced property and assuming the Loan and does hereby warrant and affirm to and for the benefit of Purchaser, its successors and assigns, that each of the foregoing representations is true, correct and complete as of the date hereof.

                                   LENDER:

                                   ______________________________

                                   By:
                                   Name:
                                   Title:
                                   Date:


                           EXHIBIT (a)
                  FORM OF LIMITED WARRANTY DEED


                                   RETURN TO:  _________________
                                   _____________________________
                                   _____________________________
                                   _____________________________

STATE OF GEORGIA

COUNTY OF ____________

                      LIMITED WARRANTY DEED

      THIS INDENTURE, made as of the ____st day of _____, in the year One Thousand Nine Hundred Ninety-Seven between ___________________, of the County of ________, and the State of
____________, as party of the first part, hereinafter called Grantor, and Parkway Properties LP, a Delaware limited partnership, whose address is 1000 One Jackson Place, Jackson, Mississippi 39201, as party of the second part, hereinafter called Grantee (the words "Grantor" and "Grantee" to include their respective heirs, successors and assigns where the context requires or permits).

      WITNESSETH:  That Grantor for and in consideration  of  the sum of TEN AND NO/100 DOLLARS ($10.00) AND OTHER GOOD AND VALUABLE CONSIDERATION, in hand paid at and before sealing and delivery of this presents, the receipts whereof is hereby acknowledged, has granted, bargained, aliened, conveyed and confirmed, and by these presents does grant, bargain, sell, alien, convey and confirm unto the said Grantee all that certain lot, tract or parcel of land, together with all improvements thereon, lying and being situated in the County of ______ and State of Georgia described on Exhibit A attached hereto, together with all rights and appurtenances thereunto belonging or appertaining, and all rights, titles and interests of Grantor in and to any and all roads, easements, streets and ways within, adjacent or contiguous thereto (hereinafter collectively referred to as the "Property").

      THIS CONVEYANCE is made subject to all zoning ordinances, easements and restrictions of record affecting said described
Property described on Exhibit B attached hereto.

      TO HAVE AND TO HOLD the said described Property, with all and singular the rights, members and appurtenances thereof, to the same being, belonging, or in anywise appertaining, to the only proper use, benefit, and behoof of the said Grantee forever in FEE SIMPLE.

      AND THE SAID GRANTOR will warrant and forever defend the right and title to the said described Property unto the said
Grantee against the claims of all persons claiming by, under or through Grantor.

      IN WITNESS WHEREOF, the Grantor has signed and sealed this limited warranty deed, the day and year above written.

                                     GRANTOR:
                                     ___________________________
                                     By:________________________
                                     Name:______________________
                                     Title:_____________________

Signed, sealed and delivered
in the presence of:

_____________________________      ________________________(SEAL)
Unofficial Witness

_____________________________      ________________________(SEAL)
Notary Public

MY COMMISSION EXPIRES:
(AFFIX NOTARY SEAL)



                         EXHIBIT 10.3(b)

                             FORM OF
                   BILL OF SALE AND ASSIGNMENT

               ASSIGNMENT AND ASSUMPTION AGREEMENT
                        AND BILL OF SALE

      This  ASSIGNMENT AND ASSUMPTION AGREEMENT AND BILL OF  SALE
("Assignment"),  is  made  by  and  between  _______________,   a
______________  ("Assignor") and _____________,  a  _____________
("Assignee").

W I T N E S S E T H:

       WHEREAS, by Purchase and Sale Agreement ("Purchase Agreement") dated as of _______, 1997, by and between Assignor and Assignee, Assignor agreed to sell to Assignee certain real property, and the improvements located thereon ("Project") as more particularly described in the Purchase Agreement; and

      WHEREAS, the Purchase Agreement provides, inter alia, that Assignor shall assign to Assignee certain contractual and other intangible rights, that Assignee shall assume all of the obligations of Assignor with respect to the property so assigned from and after the date of such assignment, and that Assignor and Assignee shall enter into this Assignment.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

      1. Assignment. Assignor hereby assigns, sets over and transfers to Assignee all tangible and intangible personal
property   owned  by  Assignor,  located  on  the  real  property
described  on  Exhibit  A  hereto, and  used  in  the  ownership, operation and maintenance of such real property including, without limitation, the following (collectively called the "Personal Property"):

                     (i)   All  rights (if any) to use  the  name
          "Lakewood II" to the extent such rights are assignable without expense to Assignor (but Assignor does not represent that it has exclusive rights to use such trade name and Assignor has not registered the same in any manner);

                     (ii)  The  items of tangible and  intangible
          personal property described on Exhibit B hereto;

                     (iii)     The interest of Assignor under the
          contracts and agreements described on Exhibit C hereto (collectively, the "Contract");
                     (iv) The interest of the landlord under the tenant leases encumbering the real property described on Exhibit D hereto (collectively, the "Leases");

                    (v)  To the extent assignable without expense
          to Assignor, the interest of Assignor in and to tenant lease files and correspondence relating to the Leases, plans and specifications with respect to the Project, promotional materials with respect to the leasing of space within the Project, warranties and guaranties relating to any of the other property to be conveyed pursuant to the Purchase Agreement, licenses and permits relating to the Project, and all other property to be conveyed pursuant to the Purchase Agreement.

      2. Assignee's Assumption and Indemnification. Assignee hereby assumes the obligation to pay any and all liabilities and obligations arising or accruing under any of the Contracts and Leases on or after the effective date hereof. Assignee agrees to indemnify, defend and hold harmless Assignor from any loss, cost, claim, liability, expense or demand of whatever nature under any of the Contracts and Leases above arising or accruing on or after the effective date hereof.

       3. Assignor's Indemnification. Assignor agrees to indemnify, defend and hold harmless Assignee from any loss, cost, claim, liability, expense or demand of whatever nature under any of the property described in Paragraph 1 above arising or accruing prior to the effective date hereof.

      4. Special Warranty of Title. Assignor does hereby bind itself, its legal representatives, successors and assigns, to SPECIALLY WARRANT, and FOREVER DEFEND title to the property conveyed hereby unto Assignee, its legal representatives, successors and assigns, against every person whomsoever lawfully claiming or to claim same or any part thereof, by, through or under Assignor, but not otherwise.

      5. Limitation on Liability. Notwithstanding anything contained herein to the contrary, Assignor acknowledges and agrees that no limited partner of Assignee, nor any trustee, director, holder of any beneficial interests, shareholder, officer or employee of Assignee or any affiliate of Assignee shall have any personal liability, directly or indirectly, under this Assignment, and Assignor shall have recourse hereunder only against Assignee's assets.

      6. Miscellaneous. This Assignment and the obligations of the parties hereunder shall survive the closing of the transaction referred to in the Purchase Agreement, shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns, shall be governed by and construed in accordance with the laws of the State of Georgia applicable to agreements made and to be wholly performed within said State, and may not be modified or amended in any manner other than by a written agreement signed by the party to be charged therewith.

       EXECUTED  TO  BE  EFFECTIVE  as  of  the  ______  day   of
________________, 1997.

                              ASSIGNOR:


                              _________________, a ______________


                              By:________________________________
                              Name:______________________________
                              Title:_____________________________


                              By:________________________________
                              Name:______________________________
                              Title:_____________________________



                              ASSIGNEE:


                              ___________________________________


                              By:________________________________
                              Name:______________________________
                              Title:_____________________________



                         EXHIBIT 10.3(f)

                    FORM OF FIRPTA AFFIDAVIT


STATE OF _______________
                             KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF ______________


      Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform ________________ a _______________ ("Transferee"), that withholding of tax is not required upon the disposition of a U.S. real property interest by ________________, a _______________ ("Transferor"), the
undersigned hereby certifies as follows:

1.   Transferor   is   not   a   foreign   corporation,   foreign
     partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax
     Regulations);

2.   Transferor's  U.S.  employer  identification  number   is:
#______________________;

3.   Transferor's office address is _____________________________
_______________________________;

      Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

     Under penalties of perjury, the undersigned, in the capacity set forth below, hereby declares that he has examined this certification and to the best of his knowledge and belief it is true, correct and complete, and the undersigned further declares that he has authority to sign this document in such capacity.




      EXECUTED to be effective as of the ____ day of ___________, 1997.

                              TRANSFEROR:


                              ___________________________________




STATE OF __________________
COUNTY OF _________________

      I, ___________________, a Notary Public of the County and State aforesaid, certify that _____________________ personally came before me this day and acknowledged that he/she is ____________________ of ___________________________, a
_____________________ and that by authority duly given and as the act of the ______________ the foregoing instrument was signed in its name by its ______________________, sealed with its corporate seal, and attested by himself/herself as its
____________________.

      WITNESS  MY HAND AND OFFICIAL SEAL, this the _____  day  of
________________, 1997.



                                   ____________________________
                                   NOTARY PUBLIC

My Commission Expires:______________________
[AFFIX NOTARIAL SEAL]





                        CONTRACT OF SALE


                            BETWEEN


           SOUTHLAND INVESTMENT PROPERTIES PARTNERS,


                           AS SELLER,


                              AND


                    PARKWAY PROPERTIES, INC.


                            AS BUYER





                       Table of Contents



ARTICLE 1


     PROPERTY AND PURCHASE PRICE
          Section 1.1 Agreement to Sell and Purchase           95
          Section 1.2 Purchase Price                           95
          Section 1.3 Earnest Money Deposit                    96


ARTICLE 2


     SELLER'S COVENANTS

          Section 2.1 Title Insurance                          96
          Section 2.2 Other Information                        97
          Section 2.3 Survey                                   99
          Section 2.4 Continuing Operations                    99


ARTICLE 3


     CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS

          Section 3.1 Title Review                            100
          Section 3.2 Inspection Period                       100


ARTICLE 4


     CLOSING

          Section 4.1 Closing                                 102
          Section 4.2 Prorations                              104


ARTICLE 5


     TERMINATION, DEFAULTS, AND REMEDIES

          Section 5.1 Termination Due to Title Defects        105
          Section 5.2 Termination Due to Inspection           106
          Section 5.3 Buyer's Remedies                        106
          Section 5.4 Seller's Remedies                       107


ARTICLE 6


     CASUALTY; CONDEMNATION

          Section 6.1 Risk of Loss Notice                     108
          Section 6.2 Minor Casualty                          108
          Section 6.3 Major Casualty; Condemnation            109
          Section 6.4 Rights of Lienholders                   110
          Section 6.5 Estimate                                110


ARTICLE 7


     SELLER'S REPRESENTATIONS AND WARRANTIES

          Section 7.1 Seller's Representations and
     Warranties     110
          Section 7.2 Buyer's Representations                 114
          Section 7.3 Covenants of Seller                     114


ARTICLE 8


     MISCELLANEOUS

          Section 8.1 Notices                                 116
          Section 8.2 Performance                             117
          Section 8.3 Binding Effect                          117
          Section 8.4 Entire Agreement/Disclaimer             118
          Section 8.5 WAIVER OF ENVIRONMENTAL LIABILITY       120
          Section 8.6 Assignment                              120
          Section 8.7 Commissions                             120
          Section 8.8 Survival.                               121
          Section 8.9 Headings                                121
          Section 8.10 Earnest Money Deposit and Release      121
          Section 8.11 Holidays, Etc                          122
          Section 8.12 Attorneys' Fees                        122
          Section 8.13 Governing Law                          122
          Section 8.14 No Recordation                         122
          Section 8.15 Severability                           122
          Section 8.16 Rule of Construction                   122
          Section 8.17 Offer to Buy                           122
          Section 8.18 Effective Date                         123
          Section 8.19 Independent Contract Consideration     123
          Section 8.20 Counterparts                           123
          Section 8.21 Limitation on Recourse                 123
          Section 8.22 Approvals.                             124




EXHIBIT A


     LEGAL DESCRIPTION OF THE PROPERTY


EXHIBIT B


     INTENTIONALLY OMITTED


EXHIBIT C


     ASSIGNMENT OF LEASES, TRADE NAMES, AND SECURITY
     DEPOSITS


EXHIBIT D


     TENANT NOTICE LETTERS


EXHIBIT E


     SPECIAL WARRANTY DEED


EXHIBIT F


     SPECIAL WARRANTY BILL OF SALE


EXHIBIT G


     IRC SECTION 1445 CERTIFICATE


EXHIBIT H


     FORM OF TENANT ESTOPPEL CERTIFICATE


     CONTRACT OF SALE

     This  Contract of Sale (this Contract) is between  SOUTHLAND
INVESTMENT  PROPERTIES PARTNERS, a Delaware  general  partnership
(Seller)  and  Parkway  Properties, Inc., a Maryland  corporation
(Buyer).

                           BACKGROUND

     Buyer wants to purchase, and Seller wants to sell, all of Seller's interest in:

     o    the real property (the Real Property) located in Dallas
          County, Texas, being more particularly described on Exhibit A attached to this Contract;

     o all improvements, structures, and fixtures located on the Real Property (collectively, the Improvements), and all rights and appurtenances pertaining to the Real Property, including any interest of Seller in adjacent streets, alleys, easements, and rights-of-way;

     o all leases, rental agreements and certain service contracts entered into by Seller and encumbering the Real Property (the Contracts); and

     o the personal property located on the Real Property and used in connection with the operation of the business (the Personal Property) (the Real Property, the Improvements, the Contracts, and the Personal Property are collectively called the Property).



                           ARTICLE 1
                  PROPERTY AND PURCHASE PRICE

Section 1.1    Agreement to Sell and Purchase.

Seller agrees to sell to Buyer, and Buyer agrees to purchase from
Seller,   the  Property,  subject  to  the  Permitted  Exceptions
(defined in Section 3.1), upon the terms of this Contract.

Section 1.2    Purchase Price.

The  Purchase Price of the Property is Six-Million, Seven-Hundred
Fifty Thousand and no/100 Dollars ($6,750,000), payable in immediately available federal funds at Closing (defined in Section 4.1).

Section 1.3    Earnest Money Deposit.

     (a) Within two (2) business days after receipt of notice of Seller's execution of this Contract, Buyer shall deposit with the Title Company (defined in Section 2.1) a deposit (the Earnest Money Deposit) in cash in the amount of $100,000.

     (b) The Earnest Money Deposit will be applied to the Purchase Price at Closing, or, if this Contract does not close, it will be applied as provided elsewhere in this Contract.

     (c) The Title Company shall, promptly upon receipt, place the Earnest Money Deposit in an interest bearing account in investments designated by Buyer reasonably acceptable to Seller. All interest accruing on the Earnest Money Deposit is deemed to be part of the Earnest Money Deposit and is payable to the party entitled to receive the Earnest Money Deposit as provided in this Contract.



                           ARTICLE 2
                       SELLER'S COVENANTS

Section 2.1    Title Insurance.

     (a) Seller, at Seller's expense, shall furnish to Buyer, as soon as practicable after Closing, a Texas Standard
          Form of Owner Policy of Title Insurance (the Owner Policy) issued by Chicago Title Insurance Company (Underwriter), through its agent, American Title Company, a Texas corporation (the Title Company), 500 North Akard Street, 3525 Lincoln Plaza, Dallas, TX 75201, Attn: Tim Hardin, Telephone: (214) 969-5300,
          Fax: (214)969-5348, dated as of the Closing Date (as defined in Section 4.1), in the amount of the Purchase Price, and containing no exceptions or conditions except as provided elsewhere in this Contract and the following:

                    (i) the restrictive covenants exception must be deleted or must state "None of Record except..." and then must list only specific restrictive covenants approved or waived by Buyer;

                    (ii) the survey exception, at Buyer's election, may be amended to except only to "shortages in area" (the expense of the modification of the policy shall be paid by Buyer);

                    (iii) stand-by fees, taxes and assessments for the year 1997 and subsequent years, and subsequent assessments for prior years due to change in land usage or ownership;

           (iv)     zoning ordinances;

                    (v) terms and conditions of Ordinance No. 71-100, entitled Airport Zoning Ordinance of the Dallas-Fort Worth Regional Airport, dated December 16, 1971, filed September 2, 1982, recorded in Volume 82173, Page 0178, of the Deed Records of Dallas County, Texas;

                    (vi) all other Permitted Exceptions.

     (b) Seller, at Seller's expense, shall furnish to Buyer within fifteen (15) days after the Effective Date (as defined in Section 8.19) a title insurance commitment covering the Property issued by Title Company (the Commitment), together with legible and complete copies of all documents referenced as title exceptions in the Commitment.

     (c) Except as expressly set forth in this Contract, Seller may not voluntarily create any encumbrances on the Property other than those listed in the Title Commitment and shown on the Survey (defined in Section 2.3) prior to the Closing Date without the prior written consent of Buyer.

Section 2.2    Other Information.

Seller shall deliver to Buyer within ten (10) days after the Effective Date of this Contract, the following:

     (a)  a  rent  roll ("Rent Roll"), dated no earlier that  ten
          (10) days prior to the date Seller delivers same, stating:

          (1) the rentable square footage of each lease space within the Property;

          (2) the name of the tenant, if any, occupying each lease space;

          (3) the rent payable each month under any current lease for each lease space;

          (4) the amount of security deposit (or any other deposit), if any, for each lease space; and

          (5) whether and how much rent for each lease space has been prepaid or is delinquent;

          The leases on the Rent Roll will also include Seller approved subleases.

     (b) copies of all utility bills paid by Seller for the Property for the twelve (12) months immediately preced ing the date of this Contract;

     (c)  copies of the ad valorem tax bill for 1996;

     (d) copies of any plans and specifications in Seller's possession for the Improvements or portions thereof;

     (e) copies of all existing service contracts entered into by Seller (the Service Contracts) affecting the Prope rty;

     (f) a copy of each lease and any amendments or addenda thereto executed by current tenants in the Property
          (the Lease);

     (g) operating statements covering the Property for 1996 and 1997;

     (h)  copies  of  all  leasing  commission  agreements   with
          respect to current tenants of the Property; and

     (i) an inventory of Personal Property to be transferred to Buyer at Closing.

Section 2.3    Survey.

Seller shall furnish to Buyer, at Seller's sole cost and expense, within fifteen (15) days after the date of this Contract an as-built survey (the Survey) of the Property, certified to Seller, Buyer, Underwriter, Title Company, and Buyer's lender, if any, showing the following:

     (a)  a metes and bounds description of the Property;

     (b)  the area, boundaries and dimensions of the Property;

     (c)  any encroachments or protrusions;

     (d) the number of parking spaces within the Property and the number and location of any handicapped spaces;

     (e)  the location of all easements and building restrictions
          affecting  the  Property,  and  the  location  of   the
          Improvements; and

     (f) a certification by the surveyor as to any portion of the Property which lies within the 100-year flood plain.

Section 2.4.   Continuing Operations.

From the Effective Date until the Closing Date or any earlier termination of this Contract, Seller shall cause the Property to be managed in substantially the same manner as the Property is managed on the Effective Date. After the execution of this Agreement, until the date of Closing or any earlier termination of this Contract, however, Seller may not execute or permit the execution of any new leases covering any portion of the Property or the execution of any modifications of any existing leases, without the prior written consent of Buyer, which consent may not be unreasonably withheld, conditioned or delayed; provided that Buyer has no right to consent to Seller's execution of any renewal, extension, or expansion of any existing lease arising out of the exercise by any tenant of any right under any existing lease to renew, extend, or expand that lease.

                           ARTICLE 3
          CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS

Section 3.1    Title Review.

     (a) Buyer has five (5) business days (the Title Review Period) after its receipt of the last of the Commitment, the copies of each title exception, and the Survey (even though they may not be delivered to Buyer in strict compliance with Sections 2.1 and 2.3) to object to any exception or condition contained in the Commitment or shown on the Survey by giving written notice thereof to Seller, such notice specifically identifying the issues to which Buyer objects. If Buyer does not give notice of any objections to Seller within the Title Review Period, Buyer is deemed to have approved the title as shown in the Commitment as well as matters shown on the Survey.

     (b) If the form of the Title Commitment or the Survey does not comply with the terms of either Section 2.1 or
          Section 2.3, neither the beginning nor the length of the Title Review Period will be extended.

     (c) Seller has five (5) days after receipt of Buyer's notice to cure, attempt to cure or elect not to cure any or all of Buyer's objections; Seller, however, has no obligation to cure any of Buyer's objections.

     (d)  If Buyer gives notice of any objections within the five
          (5) business day period and Seller fails, is unable, or refuses to cure any of Buyer's objections within Seller's five (5) day curative period, Buyer may, on or before the fifth (5th) day after the last day of Seller's five (5) day curative period, exercise its remedies under Section 5.1 of this Contract.

     (e) Those exceptions shown in Section 2.1 and all other exceptions shown on the Title Commitment or the Survey that are either accepted or waived by Buyer are called the Permitted Exceptions.

Section 3.2    Inspection Period.

     (a) Commencing on the Effective Date and continuing through the date which is thirty (30) days from the Effective Date (the Inspection Period), Buyer may, but is not obligated to, inspect the Property and all of Seller's books and records concerning the Property, review and analyze all materials, surveys, maps, reports, and other matters and information provided pursuant to this Contract, together with any other materials, surveys, maps, reports, and other matters (other than internally generated studies, projections or memoranda of Seller) it may choose which relate to the Property, in its sole and absolute discretion.

     (b) Buyer shall deliver to Seller complete copies of any written reports concerning the Property prepared by any third party for Buyer, including any soils test or environmental audit report. Buyer shall keep, and shall cause all of its agents, employees, and consultants to keep, all information or data obtained from any inspection, test, or report confidential, except for disclosures required by law or in connection with litigation concerning the Property.

     (c) Buyer may, for any reason whatsoever, or for no reason at all, in Buyer's sole discretion, terminate this Contract by notifying Seller in writing (the Inspection Termination Notice) of Buyer's election to terminate under this Section 3.2 no later than 5:00 p.m., Dallas, Texas, time, on the last day of the Inspection Period.

     (d)  If   Buyer   does  not  timely  tender  the  Inspection
          Termination Notice to Seller, Buyer is deemed to have waived its right to terminate this Contract under the provisions of this Section 3.2.

     (e) Seller grants to Buyer, its agents, contractors and employees a license to enter upon the Property, to conduct its studies and tests, but prior to entering any tenant's leased premises, Buyer shall be required to notify Seller thereof and Buyer shall not enter such premises unless accompanied by Seller's representative or a representative of the tenant. No studies, tests and inspections deemed necessary or desirable by Buyer shall be destructive of nor shall they do any material damage to the Property. Buyer's performance of all studies and inspections are at its sole risk and expense and Buyer shall promptly restore the Property substantially to its condition immediately prior to such damage, free from any mechanic's or materialman's liens or claims or other encumbrances. Additionally, except to the extent of Seller's own negligence, Buyer shall indemnify, defend and hold Seller, its partners, agents, managers and employees and their partners, agents, managers and employees harmless from any and all losses, claims, costs, damages, judgments, and liabilities for injury to or the death of any person or persons or the damage to any property arising out of, resulting from or connected with any entry onto or the performance of the studies, tests or inspections on the Property by Buyer, its agents, servants employees or contractors, including, without limitation attorney's fees and court costs and expenses, whether at the trial or appellate level.

                           ARTICLE 4
                            CLOSING

Section 4.1    Closing.

     (a) The Closing of this Contract will take place at the Seller's attorney's offices at 9:00 A.M., Dallas, Texas, time, on or before fifteen (15) days after the end of the Inspection Period (the Date of Closing).

     (b)  At Closing, Buyer shall deliver to Seller:

          (1) in cash, by wire transfer, or in other immediately available federal funds, the Purchase Price and other funds required of Buyer at the Closing less the Earnest Money Deposit;

          (2) at least one (1) counterpart of an Assignment of Leases, Trade Names, and Security Deposits (the Assignment of Leases), duly executed by Buyer, in substantially the form attached hereto as Exhibit C; and

          (3) at least one (1) counterpart of a notice to tenants (the Tenant Notice Letters), duly executed by Buyer, in substantially the form attached hereto as Exhibit D, addressed to each tenant of the Property.

     (c)  At Closing, Seller shall deliver to Buyer:

          (1) a Special Warranty Deed (the Deed), duly executed and acknowledged by Seller, containing no exceptions or conditions except the Permitted Exceptions, substantially in the form attached hereto as Exhibit E;

          (2) a Special Warranty Bill of Sale, duly executed by Seller, substantially in the form attached hereto as Exhibit F;

          (3) at least one (1) counterpart of the Assignment of Leases, duly executed by Seller;

          (4) an IRC Section 1445 Certification, duly executed by Seller, substantially in the form attached hereto as Exhibit G;

          (5)  at least one (1) counterpart of each of the Tenant
               Notice Letters, duly executed by Seller;

          (6) a rent roll and a list of Service Contracts (each dated not earlier than two business days before closing);

          (7)  possession  of  the  Property,  subject   to   the
               Permitted Exceptions and the rights of tenants in possession;

          (8) a credit against the Purchase Price equal to the security deposits, if any, held by Seller; and

          (9) originals of the following if they are in Seller's possession:

                    (i)     all   leases,   licenses,   occupancy
                    agreements,   lease  commission   agreements,
                    permits, and other rental agreements executed by Seller and affecting the Property;

                    (ii)   originals  of  the  Service  Contracts
                    executed by Seller; and

                    (iii)     all keys to the Property.

     (d)  Seller  and  Buyer  shall execute and  deliver  to  the
          appropriate  parties  such  additional  documents   and
          instruments as in the opinion of Buyer's counsel and Seller's counsel are necessary to the consummation of this transaction.

Section 4.2    Prorations.

     (a) Ad valorem taxes, assessments, and assessments of The Las Colinas Association (TLCA) against the Property will be prorated at Closing to the Date of Closing based on the tax bills for the year of the Closing. Seller shall pay to Buyer at Closing, or Seller can credit such amount against the Purchase Price, the portion of the taxes on the Property from the beginning of the current year through the Date of Closing. If Closing occurs before the current year's tax bills and the TLCA assessments are available, the proration will be based on the latest tax rate, or TLCA assessment rate, as appropriate, applied to the latest assessed valuation; provided, after the taxes for the current year are finally assessed, upon written demand, Buyer shall refund to Seller any amount overpaid by Seller or Seller shall pay to Buyer the amount of any deficiency in the proration, but only to the extent not payable by the tenants of the Property. Buyer shall pay all taxes and assessments before they become delinquent and shall indemnify and hold Seller harmless from all loss, cost and expense for Buyer's failure to do so.

     (b) Rental income, other income and expenses (including maintenance and service contracts not terminated at Closing and utility charges) of the Property shall be prorated as of the Date of Closing based upon the actual days in the respective month of Closing with Seller bearing all expenses and receiving all income (including income received after Closing by Buyer from tenants of the Property relating to expenses payable by the tenants under their leases for matters accruing prior to Closing and for which Seller is or was responsible) for periods to the Date of Closing and Buyer bearing all expenses and receiving all income for the periods from and after the Date of Closing. To the extent that the actual amounts of such charges or income are unavailable at the Date of Closing, the closing statements shall be based upon estimated amounts, and a readjustment of these items shall be made within ninety (90) days after the Closing. All lease commissions for existing leases shall be paid in full by Seller including the commission relating to the Campbell lease, (the Campbell Lease Commission) and all leasing commissions for new leases shall be prorated over the term of the respective lease. All unpaid tenant improvements or other upfitting costs for existing leases shall be paid in full by Seller. No proration shall be made in relation to delinquent rents existing as of the Date of Closing, but Buyer shall make a good faith attempt to collect the same for Seller's benefit after the Closing and such collections, if any, shall be remitted to Seller promptly upon receipt by Buyer (but only after applying all collections from any delinquent tenant first to rentals then due for any period after the Closing); provided, however, nothing herein shall be construed to require Buyer to institute any suit or collection procedure to collect such delinquent rents.

     (c) All closing costs other than as specified above, or as may be specifically allocated elsewhere in this Contract, will be allocated to the respective parties in the customary manner for the sale and purchase of improved real property in Dallas County, Texas, as of the Date of Closing; provided, each party shall pay its own attorneys' fees except in the event of litigation.

                           ARTICLE 5
              TERMINATION, DEFAULTS, AND REMEDIES

Section 5.1    Termination Due to Title Defects.

If Buyer timely gives notice of other objections and Seller does not or refuses or is unable to cure such title objections within the time period provided in Section 3.1 of this Contract, Buyer may, as its sole and exclusive remedy, waiving all other remedies, either:

     (i) terminate this Contract by notice in writing to Seller within two (2) days after the end of the time for Seller to cure Buyer's objections, and $100,000 of the Earnest Money Deposit, together with all interest earned, will be returned to Buyer and the remainder of the Earnest Money Deposit shall be paid to Seller, and the parties will have no further rights, liabilities, or obligations under this Contract except for those which specifically survive the termination; or

     (ii) waive any uncured objection and accept Seller's title as shown in the Title Commitment and Survey.

If Seller does not timely receive written notice of Buyer's election to terminate this Contract, Buyer is deemed to have accepted Seller's title as shown in the Title Commitment and Survey.

Section 5.2    Termination Due to Inspection.

If Seller receives the Inspection Termination Notice on or before 5:00 P.M. on the last day of the Inspection Period:

     (a)  this Contract terminates as of that time and date;

     (b) $100,000 of the Earnest Money Deposit, together with all interest earned, will be returned to Buyer, and the remainder of the Earnest Money Deposit shall be paid to Seller; and

     (c)  the  parties  will have no further rights, liabilities, and obligations under this Contract except with respect
          to   those  matters  which  specifically  survive   the
          termination.

Buyer shall (such matters to survive the termination):

     (1) promptly repair all damage to the Property caused or attributable to the studies and tests; and

     (2) indemnify, defend and hold Seller, its partners, agents, managers, employees, and their partners, agents, managers, and employees, harmless from any losses, claims, costs, damages, judgments and liabilities arising out of, resulting from or connected with any entry onto or the performance of the studies, tests or inspections on the Property by Buyer or its agents, servants, employees, or contractors, including, without limitation, attorneys' fees and court costs and expenses, whether at the trial or appellate level.

Section 5.3    Buyer's Remedies.

If:

     (a) Seller is unable to convey title to Buyer as provided in Sections 2.1 and 4.1 of this Contract and Buyer, at Closing, does not waive any defect in title and accept
          Seller's title as Seller is able to convey it;

     (b) condemnation proceedings are initiated against all or any portion of the Property;

     (c)  a Major Casualty (defined in Section 6.3) occurs;

     (d)  a   lienholder  requires  Seller  to  apply   insurance
          proceeds or condemnation awards other than as required in Article 6;

     (e) Seller fails or refuses to close this Contract for any reason except pursuant to any applicable provision of this Contract; or

     (f)  Seller is otherwise in default under this Contract;

Buyer may, as its sole and exclusive remedy, with respect to items in (a), (b), (c) and (d), waiving all other remedies, ter minate this Contract by giving written notice thereof to Seller, and the Earnest Money Deposit shall be returned to Buyer and upon Seller's delivery to Buyer of the items listed in Section 3.2(b) Seller shall pay to Buyer an amount of up to $15,000 to reimburse Buyer for its actual out-of-pocket legal, engineering and environmental research costs paid to third parties associated with this transaction, and the parties shall have no further rights, liabilities, or obligations under this Contract, except with respect to those matters which survive a termination; with respect to matters in items (e) and (f), Buyer may, as its sole and exclusive remedy, either terminate this Contract in accordance with the foregoing, or enforce specific performance against the Seller.

Section 5.4    Seller's Remedies.

If:

     (a)  Buyer  fails or refuses to close this Contract for  any
          reason,   except  the  termination  of  this   Contract
          pursuant  to any applicable provision of this Contract;
          or

     (b)  Buyer is otherwise in default under this Contract;

Seller may, as its sole and exclusive remedy, waiving all other remedies, terminate this Contract and receive the Earnest Money Deposit as liquidated damages and the parties shall have no further rights, liabilities, or obligations under this Contract, except with respect to those matters which survive a termination. The parties agree that Seller's damages would be difficult to ascertain and the amount of the Earnest Money Deposit would be a fair approximation of Seller's damages.

                           ARTICLE 6
                     CASUALTY; CONDEMNATION

Section 6.1    Risk of Loss Notice.

The risk of loss or damage to the Property by fire or other casualty prior to the date of Closing is borne by Seller. Seller shall give Buyer written notice of any destruction of any part of the Property or the commencement of any condemnation proceedings between the Effective Date and the Closing Date.

Section 6.2    Minor Casualty.

Whether or not the notice required by Section 6.1 is given, if less than $50,000 of value of the Improvements are destroyed by fire or other casualty (such destruction being herein called a Minor Casualty):

     (a) At Closing Seller shall assign to Buyer all proceeds of insurance payable to Seller;

     (b) Buyer will receive a credit against the Purchase Price equal to the amount of any deductible under any such insurance policy;

     (c) Buyer shall accept the Property and the Improvements in their damaged state; and

     (d) Seller has no obligation to repair or restore any damaged or destroyed portions of the Property or the Improvements.

If the Minor Casualty occurs within thirty (30) days prior to the date of Closing, the Closing Date will be automatically extended for the period of time from the date of casualty until the earlier of thirty (30) days after the date that the estimate of the value of the damage to the Property is received by Seller under Section 6.5 of this Contract, or the date that those proceeds can be assigned to Buyer.

Section 6.3    Major Casualty; Condemnation.

If condemnation proceedings are commenced against all or any portion of the Property, or if $50,000 or more of the value of the Improvements are destroyed by fire or other casualty (such destruction being herein called a Major Casualty), Buyer may exercise its appropriate remedies under Section 5.3. If Buyer does not exercise its remedies under Section 5.3 within (10) days after receipt by Buyer of notice from Seller of the occurrence of a Major Casualty or the initiation of condemnation proceedings at
Closing:

     (a) Seller shall assign all proceeds of insurance or condemnation awards to Buyer (but not in excess of the Purchase Price less the amount of the deductible on an insured loss);
     (b)  if a Major Casualty occurs:

          (1)  Buyer  will receive a credit against the  Purchase
               Price equal to the amount of any deductible under any such insurance policy;

          (2)  Buyer   shall   accept  the   Property   and   the
               Improvements in their damaged state; and

          (3) Seller has no obligation to repair or restore any damaged or destroyed portions of the Property or the Improvements; and

     (c)  if condemnation proceedings are begun:

          (1) Buyer will accept the Property subject to the condemnation proceedings and any of the claims of or against any condemning authority;

          (2) Seller has no liability with respect to any portion of the Property that is condemned, or with respect to any costs or expenses incurred by Buyer as a result of any such condemnation proceedings; and

          (3) Seller has no obligation to defend or otherwise appear in any condemnation proceedings.

If a Major Casualty occurs within thirty (30) days prior to the Closing Date, the Closing Date will be automatically extended for the period of time from the date of casualty until the earlier of thirty (30) days after the date that the estimate of the value of the damage to the Property is received by Seller under Section
6.5 of this Contract, or the date that the insurance proceeds may be assigned to Buyer.

Section 6.4    Rights of Lienholders.

Notwithstanding anything contained in this Article 6, if any holder of any lien on all or any portion of the Property requires Seller to apply insurance proceeds or condemnation awards other than in accordance this Article 6, Seller shall give notice to Buyer of such circumstance, Seller shall apply such proceeds or awards as required by such lienholder, and Buyer may exercise its remedies under Section 5.3 or it shall proceed in accordance with this Contract and Close the transaction.

Section 6.5    Estimate.

The value of the damage to the Improvements, for the purposes of this Article 6, equals the estimate of the value of the damage to the Improvements that is given to Seller by the adjuster under Seller's casualty insurance policy; provided nothing in this
Article 6 limits or impairs Seller's rights under its insurance policy to dispute that estimate. Also, Seller has no obligation to dispute that estimate, unless Seller so desires, in Seller's sole discretion.

                           ARTICLE 7
            SELLER'S REPRESENTATIONS AND WARRANTIES

     Section  7.1     Seller's  Representations  and  Warranties.
Seller hereby represents and warrants to Buyer, which represen tations and warranties shall also be deemed to be made on the Date of Closing:

          (a) No condemnation proceedings have been instituted and Seller has received no written notice of any threatened proceedings against the Property.

          (b) There is no action, suit or proceeding pending or, to Seller's actual knowledge, Seller has received no written threat or has no actual knowledge of same against or affecting the Property or relating to or arising out of the ownership or use of the Property by Seller in any court or before or by any federal, state, county or municipal depart ment, commission, board, bureau, agency or other governmen tal instrumentality.

          (c) At Closing, there will be no unpaid bills or claims in connection with any work by Seller on the Proper ty, including, but not limited to, the unpaid balance of the exterior waterproofing and refinishing project being completed by Sevier Enterprises, which had an outstanding unpaid balance of $27,942.57 as of June 6, 1997..

          (d) Seller has the power and authority to enter into this Contract and to consummate the transactions herein contemplated; and neither the entering into of this Contract nor the consummation of the transactions contemplated hereby will constitute a violation or breach by Seller of any contract or other instrument to which Seller is a party, or to which it is subject, or by which any of its assets or properties may be affected, or of any judgment, order, writ, injunction or decree issued against or imposed upon it, or will result in a violation of any applicable law, order, rule or regulation of any governmental authority affecting Seller.

          (e) Neither Seller nor any partner thereof is a "foreign person" under the Foreign Investment in Real Pro perty Tax Act of 1980.

          (f) No portion of the Property is subject to any special assessments constituting a lien on the Property, and Seller has not received any notice of any other, or contemplated, special assessments affecting the Property.

          (g) Seller has received no written notice from any governmental entity or administrative agency having juris diction over the Property stating that the Property is not in compliance with any federal, state, county or municipal laws, ordinances, orders or regulations applicable to the Property.

          (h) To Seller's actual knowledge, without independent inquiry of any kind, no part of the Property has been used for the disposal of "hazardous substances," "hazardous materials," "toxic substances" or "solid waste" in violation of and as those terms are currently defined as of the date of this Contract in the Comprehensive Environmental Res ponse, Compensation and Liability Act of 1980, as amended by Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act of 1976, the Hazar dous Materials Transportation Act and applicable state environmental laws, and in the regulations issued pursuant thereto.

          (i) Except as disclosed in the information provided pursuant to Section 2.2, there are no other management , leasing, maintenance, service or other contracts relating to the Property. If Buyer requests during the Inspection Period, at Closing, Seller shall terminate any and all such agreements so requested by Buyer in accordance with the terms and conditions thereof but in no event prior to the Closing Date.

          (j) To Seller=s actual knowledge, Seller is not in default in respect of any of its material obligations or liabilities pertaining to the Property (including, but not limited to, such obligations and liabilities under the Service Contracts or Leases). To Seller=s actual knowledge, no present dispute or fact exists which might with notice, passage of time or both, give rise to a dispute under any Service Contracts or Leases. As used herein, Seller=s actual knowledge means the current actual (not constructive) knowledge of Nick Ryan and Keith Fisher.

          (k) To Seller=s actual knowledge, no person has any title, interest or right to possession of any portion of the Property as a lessee, tenant or concessionaire of Seller except as shown on the Rent Roll. Except as disclosed in writing to Buyer, the Rent Roll lists all Leases, amendments and modifications thereof. Seller is not, and to Seller=s actual knowledge no tenant is, in default in the performance of or under any such Lease in any material respect except as otherwise disclosed. The Rent Roll states all Deposits, prepaid rents and other deposits or prepayments for each Lease. No tenant is entitled to any rebate, concession, special allowance or other benefits, except as stated in the Leases. To Seller=s actual knowledge, no tenant has any counterclaim, defense or offset to any action for collection of rents or other amounts accruing after the Closing Date under any Lease. The rents and other sums due or to become due under each Lease have not been and will not be assigned, encumbered or subjected to any liens by Seller, except to lenders whose liens shall be released at Closing. Except as disclosed in the Rent Roll, there has been no waiver of Seller=s rights under or modification of any Lease or other documents executed by tenants in connection with the Leases which could have a material adverse affect thereon. To Seller=s actual knowledge, except for the right of the tenants in possession under the Leases, there are no parties in possession of, or claiming any possession to any portion of the Property as lessees, tenants at sufferance, trespassers or otherwise. To Seller=s actual knowledge, there has been no material, adverse change with respect to the information set forth in the Rent Roll. Except as disclosed in the Rent Roll and the Campbell Lease Commission, all presently due leasing commissions payable in connection with the Leases have been paid in full. The Rent Roll lists any and all leasing commissions and brokerage agreements which may be due and payable in connection with the Leases upon a subsequent renewal, expansion, modification or waiver of any rights by a tenant under the terms of the Lease. Seller has paid in full all leases or similar commissions or payment obligations, if any, relating to any Lease except for the Campbell Lease Commission. Except as specifically referenced in the Rent Roll, Buyer is not assuming any obligations for tenant improvements or purported leasing commissions. Seller shall indemnify and hold Buyer harmless for any Loss with respect to any claims by tenants or third party brokers for tenant improvements, allowances or leasing commissions not expressly assumed by Buyer.

          (l) To Seller=s actual knowledge, the operating statements delivered to Buyer pursuant to Section 2.2 are true, accurate and complete in all material respects and present fairly the results of operations for the periods indicated on a consistent basis.

          (m) To Seller=s actual knowledge, all documents which shall be delivered to Buyer by or on behalf of Seller pursuant to Section 2.2 of this Agreement shall be accurate and complete in all material respects.

These representations and warranties shall survive the Closing for a period of nine (9) months. If Buyer discovers that any of these representations and warranties are inaccurate in any mater ial respect prior to the Closing, Buyer's sole and exclusive remedy, waiving all other remedies, shall be either to (I) termi nate this Contract by giving notice to Seller prior to the Clos ing Date or (ii) waive such representation and warranty in its entirety and proceed to the Closing. If Buyer terminates this Contract under this Section 7.1, the Earnest Money Deposit shall be returned to Buyer and the parties shall have no further rights, liabilities or obligations under this Contract.

     Section   7.2     Buyer's  Representations.   Buyer   hereby
represents and warrants to Seller, which representations and warranties shall also be deemed to be made on the Date of
Closing:

          (a) Buyer has the power and authority to enter into this Contract and to consummate the transactions herein contemplated; and neither the entering into of this Contract nor the consummation of the transactions contemplated hereby will constitute a violation or breach by Buyer of any contract or other instrument to which Buyer is a party, or to which it is subject, or by which any of its assets or properties may be affected, or of any judgment, order, writ, injunction or decree issued against or imposed upon it, or will result in a violation of any applicable law, order, rule or regulation of any governmental authority affecting Buyer.

          (b) Buyer has not discovered any facts or information that indicate that any of the representations and warranties provided by Seller in this Agreement are untrue and as of Closing, Buyer will have previously disclosed to Seller any such facts or information it discovered, if any.

     Section 7.3 Covenants of Seller. Seller covenants and agrees with Buyer as follows:

          (a) Buyer shall have, in addition to any inspection or audit rights contained elsewhere in this Agreement, the right to conduct a full audit of the books and records of Seller relating to the operations and financial results of the Property, in such form and at such time, including up to 270 days after Closing, as Buyer may reasonably determine is necessary to comply with applicable securities laws requirements, without limitation, Regulation ' 210.3-14 promulgated under the Securities Exchange Act of 1934, as amended. All costs incurred as a result of a Buyer=s undertaking such audit shall be borne exclusively by Buyer; however, Seller shall make available such books, records and materials as may be reasonably requested by Buyer or its accountants in order to conduct such audit. All such audit activities shall be conduced at Seller=s place of business in a commercially reasonable fashion during normal business hours and upon fifteen (15) days prior notice from Buyer to Seller.

          (b) Prior to Closing, Seller shall: (I) not cancel or permit cancellation of any hazard or liability insurance carried with respect to the Property, (ii) remedy all material violations of laws, ordinances, orders or requirements relating to the Property which are not caused by Buyer and of which Seller have received actual notice and provide Buyer with evidence of curing of same (provided that Seller shall not be required to cure any such violations that would require Seller to expend more than $5,000, in the aggregate, with respect to such matters); and (iii) operate the Property on a basis consistent with historical operations, including, without limitation, undertaking all reasonably required ordinary maintenance and repair of the Property. Prior to Closing, Seller also will not, without the prior written consent of Buyer, (I) sell, transfer or dispose or become obligated to sell, transfer or dispose of any of the Property, except for the use and consumption of inventory, office and other supplies and spare parts, and the replacement of worn out, obsolete and defective tools, equipment and appliances, in the ordinary course of the business, (ii) after the expiration of the Inspection Period except as specifically permitted by this Agreement, enter into any transaction, or make any commitment with respect to the Property other than in the ordinary course of the business, or (iii) amend, renew, extend, modify or terminate any Service Contracts, permit or Lease except as contemplated by this Agreement or except in the ordinary course of business. Seller will perform current or routine maintenance and repairs in the ordinary course of business of or to the Property as may be required or reasonably appropriate to operate and maintain the Property including tenant improvements under existing leases, but excluding tenant improvements relating to new leases. Seller shall complete the repair of water leaks and stucco replacement to Building A of the Property in accordance with the work specified by Sevier Enterprises. After expiration of the Inspection Period, Seller shall be required to gain Buyer=s written approval of any new or modified contract or agreement which will affect the operation of the Property after Closing.

          (c) Seller will cause to be paid when due or shall be responsible for all taxes, license fees, trade accounts and costs and expenses of operation and maintenance of the Property incurred through the Closing Date, except amounts subject to proration under Section 4.2.

          (d) Prior to Closing, Seller shall notify Buyer of any written notice received by Seller of (I) any material adverse change in or to the Property including, without limitation, any notice relating to any insurance contract or policy now held or owned by Seller to cancel or materially increase any premiums relating thereto or (ii) any tort claim filed against Seller relating to the Property that is not covered by insurance.

          (e) Before the Closing Date, Seller shall have delivered currently dated (no earlier than thirty (30) days prior to the scheduled Closing Date) estoppel certificates in material conformance with the form attached hereto as Exhibit H from each Tenant (but not sublessees) referenced on the Rent Roll including the two Tenants whose Lease terms commence in October, 1997. Seller shall use reasonable efforts to obtain an estoppel certificate from all of the tenants of the Property.

                           ARTICLE 8
                         MISCELLANEOUS

Section 8.1    Notices.

All   notices,  requests,  approvals,  and  other  communications required or permitted to be delivered under this Contract must be in writing and are effective:

     (a) in the case of delivery by U.S. mail or by private courier, upon receipt, or upon refusal to accept delivery (such refusal being evidenced by the U.S. Postal Services return receipt or similar advice from the courier company);

     (b) In the case of delivery by telecopy, upon receipt at the party's office.

in each instance addressed to Seller or Buyer, as the case may be, at the following addresses, or to any other address either party may designate by notice to the other party:

     Seller:        Southland Investment Properties Partners
                    c/o Faison-Stone, Inc.
                    5215 North O'Connor Blvd.
                    Williams Square, Central Tower
                    Suite 1100
                    Irving, Texas  75039
                    Attention: Tim Couch
                    Telephone:  (972) 432-3625
                    Telecopy:  (972) 432-3650

     With a copy to:Munsch, Hardt, Kopf, Harr & Dinan, P.C.
                    4000 Fountain Place
                    1445 Ross Avenue
                    Dallas, Texas
                    Attention: B. Carl Klinke
                    Telephone:  (214) 855-7533
                    Telecopy:  (214) 855-7584

     Buyer:         Parkway Properties, Inc.
                    300 One Jackson Place
                    188 East Capitol Street
                    Jackson, MS 39201-2195
                    Telephone: (601)948-4091
                    Telecopy:    (601)949-4077

     With a copy to:Forman Perry Watkins Krutz & Tardy, PLLC
                    1200 One Jackson Place
                    188 East Capitol Street
                    Jackson, Mississippi  39225-2608
                    Attention:  Steven M. Hendrix
                    Telephone:  (601) 960-8603
                    Telecopy: (601) 960-8609

Section 8.2    Performance.

Time is of the essence in the performance of the terms of this Contract.

Section 8.3    Binding Effect.

This Contract is binding upon and inures to the benefit of the successors and assigns of the parties.

Section 8.4    Entire Agreement/Disclaimer.

THIS CONTRACT EMBODIES THE COMPLETE AGREEMENT BETWEEN THE PARTIES
AND CANNOT BE VARIED EXCEPT BY WRITTEN AGREEMENT OF THE PARTIES.

EXCEPT  AS  MAY  BE  SPECIFICALLY STATED  IN  THE  DEED  OR  THIS
CONTRACT,   SELLER   DISCLAIMS   ANY   WARRANTY,   GUARANTY,   OR
REPRESENTATION,  ORAL  OR  WRITTEN,  PAST,  PRESENT,  OR  FUTURE,
CONCERNING:

     (a) THE NATURE AND CONDITION OF THE PROPERTY AND THE IMPROVEMENTS, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, AND THE SUITABILITY THEREOF, FOR ANY ACTIVITIES AND USES THAT BUYER MAY CONDUCT THEREON;

     (b)  THE NATURE AND EXTENT OF ANY RIGHT-OF-WAY, ENCUMBRANCE,
          RESERVATION OR CONDITION;

     (c)  THE COMPLIANCE OF THE PROPERTY AND THE IMPROVEMENTS  OR
          THE  COMPLIANCE OF ANY OPERATIONS ON THE PROPERTY  WITH
          ANY  LAWS,  RULES,  ORDINANCES, OR REGULATIONS  OF  ANY
          GOVERNMENT OR OTHER BODY;

     (d) ANY ENVIRONMENTAL CONDITIONS THAT MAY EXIST ON THE PROPERTY OR MAY BE INCORPORATED IN THE IMPROVEMENTS, INCLUDING, WITHOUT LIMITATION, THE EXISTENCE OR NON-EXISTENCE OR INCORPORATION OR NON-INCORPORATION OF

                    (1)  ASBESTOS,

                    (2)  POLYCHLORINATED BYPHENALS ("PCBS"), OR

                    (3)    "HAZARDOUS   SUBSTANCES,"   "HAZARDOUS
                    MATERIALS,"  "TOXIC  SUBSTANCES,"  OR  "SOLID
                    WASTE"AS SUCH TERMS ARE DEFINED IN

                         (i)    THE  COMPREHENSIVE  ENVIRONMENTAL
                         RESPONSE COMPENSATION AND LIABILITY  ACT
                         OF  1980, AS AMENDED BY SUPERFUND  AMEND
                         MENTS AND REAUTHORIZATION ACT OF 1986,

                         (ii)   THE  RESOURCE  CONSERVATION   AND
                         RECOVERY ACT OF 1976,

                         (iii)        THE   HAZARDOUS   MATERIALS
                         TRANSPORTATION ACT,

                         (iv) STATE ENVIRONMENTAL LAWS, AND

                         (v)     THE    REGULATIONS   PROMULGATED
                         PURSUANT  TO THOSE LAWS, ALL AS  AMENDED
                         (ALL OF THE FOREGOING BEING REFERRED  TO
                         AS THE "HAZARDOUS WASTE LAWS"); AND

     (e) THE FINANCIAL EARNING CAPACITY OR HISTORY OR EXPENSE HISTORY OF THE OPERATION OF THE PROPERTY.
THE CONVEYANCE OF THE PROPERTY IS MADE ON AN "AS-IS" BASIS, AND BUYER EXPRESSLY ACKNOWLEDGES THAT, IN CONSIDERATION OF THE AGREEMENTS OF SELLER HEREIN, EXCEPT AS OTHERWISE SPECIFIED HEREIN OR IN THE DEED, SELLER MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, INCLUDING,
BUT IN NO WAY LIMITED TO, ANY WARRANTY OF CONDITION, TENANT ABILITY, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY.

BUYER ACKNOWLEDGES, WARRANTS, AND REPRESENTS TO SELLER THAT NO REPRESENTATIONS HAVE BEEN MADE BY SELLER, ITS AGENTS, BROKERS, OR EMPLOYEES IN ORDER TO INDUCE BUYER TO ENTER INTO THIS TRANSACTION OTHER THAN AS EXPRESSLY STATED IN THIS CONTRACT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BUYER ACKNOWLEDGES, WARRANTS, AND REPRESENTS TO SELLER THAT NEITHER SELLER NOR SELLER'S AGENTS, BROKERS, OR EMPLOYEES HAVE MADE ANY REPRESENTA TION OR STATEMENT TO BUYER CONCERNING THE PROPERTY'S INVESTMENT POTENTIAL OR RESALE AT ANY FUTURE DATE, AT A PROFIT OR OTHERWISE, NOR HAS SELLER OR SELLER'S AGENTS, BROKERS, OR EMPLOYEES RENDERED ANY ADVICE OR EXPRESSED ANY OPINION TO BUYER REGARDING ANY INCOME TAX CONSEQUENCES OF OWNERSHIP OF THE PROPERTY.

OTHER THAN AS EXPRESSLY STATED IN THIS CONTRACT, BUYER ACKNOWLEDGES THAT ANY REPORTS SUPPLIED OR MADE AVAILABLE BY SELLER, WHETHER WRITTEN OR ORAL, OR IN THE FORM OF MAPS, SURVEYS, PLATS, SOIL REPORTS, ENGINEERING STUDIES, ENVIRONMENTAL STUDIES, OR OTHER INSPECTION REPORTS PERTAINING TO THE PROPERTY ("REPORTS") ARE BEING DELIVERED TO BUYER ON AN "AS-IS/WHERE-IS" BASIS SOLELY AS A COURTESY AND THAT SELLER HAS NEITHER VERIFIED THE ACCURACY OF ANY STATEMENTS OR OTHER INFORMATION THEREIN CONTAINED, NOR ANY METHOD USED TO COMPILE THE REPORTS OR THE QUALIFICATIONS OF THE PERSON(S) PREPARING THE REPORTS AND SELLER MAKES NO REPRESENTATIONS, EXPRESS OR IMPLIED, OR ARISING BY OPERA TION OF LAW AS TO THE ACCURACY, COMPLETENESS, OR ANY OTHER ASPECT OF THE REPORTS.

BUYER EXPRESSLY WAIVES ANY AND ALL WARRANTIES AND REPRESENTATIONS
OF SELLER NOT SET FORTH IN THIS CONTRACT OR THE DEED.

SECTION 8.5    WAIVER OF ENVIRONMENTAL LIABILITY.

BUYER WAIVES AND RELINQUISHES SELLER, SELLER'S AGENTS, PARTNERS, EMPLOYEES, OFFICERS, DIRECTORS, TRUSTEES, REPRESENTATIVES, AND SUCCESSORS (COLLECTIVELY, THE RELEASED PARTIES) FROM, ANY RIGHTS, CLAIMS, DEMANDS, ACTIONS AND REMEDIES THAT IT MAY NOW OR MAY HEREAFTER HAVE AGAINST, THE RELEASED PARTIES FOR, OR ON ACCOUNT OF, ANY LIABILITY, DAMAGE, OR CLAIM BY OR AGAINST THE RELEASED PARTIES DUE TO THE EXISTENCE, DISCHARGE, THREAT OF DISCHARGE, PLACEMENT, OR RELEASE OF ANY ASBESTOS, PCBS, HAZARDOUS MATERIALS, HAZARDOUS SUBSTANCES, TOXIC SUBSTANCES, OR SOLID WASTE ON, FROM, OR ONTO THE PROPERTY OR INCORPORATED IN THE IMPROVEMENTS.

Section 8.6    Assignment.

Buyer may assign its rights under this Agreement to a wholly owned subsidiary of Buyer, or to a limited partnership controlled by either Buyer or its wholly owned subsidiary without Seller=s consent; provided, however, no such assignment shall relieve Buyer of its obligations hereunder and the assignee must sign an assumption agreement in form reasonably acceptable to Seller.
Except as contemplated by the preceding sentence, Seller and Buyer shall not assign their respective rights, obligations or interest under this Agreement without the prior written consent of the other.

Section 8.7    Commissions.

     (a)  Each party hereby warrants to the other party that:

          (1) it has not dealt with any real estate broker or salesman in the negotiation of this Contract except Faison Stone, Inc.(Broker); and

          (2)  no   real  estate  commission  is  due  upon   the
               execution of this Contract.

     (b) If this Contract closes, Seller shall pay to Broker at the Closing a commission (the Commission) equal to two percent (2%) of the Purchase Price. Broker may further divide its commission with co-brokers. No commission is payable if this Contract does not close for any reason.

     (c) Each party shall indemnify and hold harmless the other party against any other real estate commissions due by virtue of the execution or Closing of this Contract, the obligation or asserted claim for which arises from actions taken or claimed to be taken by the indemnifying party.

     (d)  Buyer  is  notified by Broker that it  should  have  an abstract of title to the Property examined by an attorney of its selection or obtain or be provided with a policy of title insurance. Buyer acknowledges receipt of Broker's notice.

Section 8.8    Survival.

Any of the provisions of this Contract pertaining to a period of time following Closing survive Closing and the delivery of the documents provided for in Section 4.1 hereof and are not merged in those documents. All indemnities in this Contract and the provisions of Sections 3.2, 4.2, 5.2, 8.4, 8.5, 8.7, 8.8, 8.10,
8.12 and 8.21 of this Contract survive the Closing or any termina tion of this Contract.

Section 8.9    Headings.

Paragraph headings or captions are used in this Contract for convenience only and do not limit or otherwise affect the meaning of any provision of this Contract.

Section 8.10   Earnest Money Deposit and Release.

If either Seller or Buyer becomes entitled to the Earnest Money Deposit upon termination of this Contract, Title Company is authorized and directed to pay immediately the Earnest Money
Deposit to the party entitled to receive it. In the event Title Company requires same, Buyer and Seller shall deliver a letter of instruction to Title Company directing the disbursement of the Earnest Money Deposit to the party entitled it, if Title Company requests a letter of instruction. If this Contract terminates, Buyer shall execute, acknowledge and deliver to Seller upon demand an instrument in recordable form evidencing the termination of the Contract and waiving and releasing all rights of Buyer to the Property.

Section 8.11   Holidays, Etc.

Whenever any time limit or date provided herein falls on a Saturday, Sunday or legal holiday under the laws of the State of Texas, then that date is extended to the next day that is not a Saturday, Sunday or legal holiday. The term business day as used in this Contract means any day that is not a Saturday, Sunday or legal holiday under the laws of the State of Texas.

Section 8.12   Attorneys' Fees.

In the event of litigation concerning the interpretation or enforcement of this Contract, the prevailing party is entitled to recover from the losing party its attorneys' fees, court costs and expenses, whether at the trial or appellate level.

Section 8.13   Governing Law.

The laws of the State of Texas govern this Contract.

Section 8.14   No Recordation.

Neither Seller nor Buyer may record this Contract or a memorandum of this Contract in the Real Property Records of Dallas County,
Texas.

Section 8.15   Severability.

If   any  of  the  provisions  contained  in  this  Contract   is
unenforceable in any respect, the remainder of this Contract will, nevertheless, remain enforceable.

Section 8.16   Rule of Construction.

Each  party  and its counsel have reviewed and revised  this  Con tract. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party may not be employed in the interpretation of this Contract or any amendments, schedules, or exhibits hereto.

Section 8.17   Offer to Buy.

Upon execution by Buyer, this Contract is an offer to buy the Property that terminates at 5:00 P.M.,, Texas, time, on the fifth
(5th) business day after the date of Buyer's execution of this Contract unless prior to such time, Seller delivers to Title Company two (2) copies of this Contract executed by Seller. The Title Company shall then notify Buyer of its receipt of the two
(2) copies of the Contract and when Buyer tenders the Earnest Money Deposit to the Title Company in accordance with Section 1.3, the Title Company shall execute this Contract and return one fully executed copy of this Contract to Buyer and one fully executed copy of this Contract to Seller.

Section 8.18   Effective Date.

The Effective Date of this Contract is the date of execution of this Contract by Title Company.

Section 8.19   Independent Contract Consideration.

Buyer tenders to Seller and Seller acknowledges receipt of the sum of ONE HUNDRED DOLLARS ($100.00) as independent and non-refundable contract consideration for any options granted in this Contract. This independent consideration is in addition to any other deposits made under this Contract.

Section 8.20   Counterparts.

This Contract may be executed in one or more counterparts. Each counterpart is an original and proof of this Contract may be made without more than one counterpart.

Section 8.21   Limitation on Recourse.

Notwithstanding anything to the contrary contained herein or in any document related hereto, Buyer's recourse against Seller with respect to any obligation, responsibility, undertaking, duty or liability of any kind or nature under or in connection with this Contract or any other related agreement or transaction, whether liquidated, unliquidated, claimed or adjudged, shall be and is hereby limited to the assets of the Seller as an entity, and no general partner or limited partner comprising the Seller or any other person or entity whatsoever shall have any liability whatsoever, direct, indirect, contingent or otherwise, in connection therewith.

Notwithstanding anything contained herein to the contrary, Seller hereby acknowledges and agrees that no limited partner of Buyer, nor any trustee, director, holder of any beneficial interests, shareholder, officer or employee of any affiliate thereof (except any general partner of Buyer or any affiliate to which this Agreement has been assigned) shall have any personal liability, directly or indirectly, under this Agreement or under any certificate, representation, warranty or other instrument delivered in connection herewith, and Seller shall have recourse hereunder only against Buyer=s assets or the assets of its general partner(s). Each document to be executed as Closing shall contain a similar exculpation provision.

Section 8.22   Approvals.

Notwithstanding anything to the contrary, this Contract is binding on Seller only upon written approval of this Contract by the Executive Committee of Seller.


     EXECUTED    by   Buyer   on   this   the   ____    day    of
_______________________, 1997.

                              BUYER

                              Parkway Properties, Inc.
                              a Maryland corporation




                              By:
                              Name:
                              Title:




                              By:
                              Name:
                              Title:



     EXECUTED by Seller on this _____ day of ___________, 1997.

                              SELLER

                              SOUTHLAND INVESTMENT PROPERTIES
                              PARTNERS, a Delaware general
                              partnership

                              BY:  LAS COLINAS INVESTMENT
                                   PROPERTIES LIMITED
                                   PARTNERSHIP, a
                                   Delaware limited partnership,
                                   Managing General Partner

                                   By:  Faison-Stone, Inc., a
                                        Texas corporation,
                                        Manager


                                        By:
                                        Name:
                                        Title:


     The undersigned acknowledges receipt of a fully executed copy of this Contract. The undersigned further acknowledges receipt of the Earnest Money Deposit. The undersigned agrees to hold and pay the Earnest Money Deposit in accordance with the provisions of this Contract.


     EXECUTED THIS ____ day of _____________, 1997.

                              TITLE COMPANY

                              AMERICAN TITLE COMPANY, a
                              _____________ corporation



                              By:
                              Name:
                              Title:



                           EXHIBIT A

               LEGAL DESCRIPTION OF THE PROPERTY



                           EXHIBIT B

                     INTENTIONALLY OMITTED.



                           EXHIBIT C

    ASSIGNMENT OF LEASES, TRADE NAMES, AND SECURITY DEPOSITS

     This Assignment of Leases, Trade Names, and Security Deposits (this Assignment) is made as of _______________, 1997, by SOUTHLAND INVESTMENT PROPERTIES PARTNERS, a Delaware general partnership (Grantor), and __________________________, a
_____________________ (Grantee).

                           ASSIGNMENT

     For and in consideration of the sum of Ten and No/100 Dollars ($10.00) cash and other good and valuable considerations to Grantor paid by Grantee (hereinafter named), the receipt and sufficiency of which are hereby acknowledged, Grantor and Grantee agree as follows:

1.   Assignment.

Grantor GRANTS, SELLS, and CONVEYS to Grantee, subject to the Permitted Exceptions (defined below), all of Grantor's interests in the following described properties, rights, estates and interests that are located on, affixed to, or used in connection with the real property (the Real Property) described on Exhibit A attached to this Assignment (the Property):

     o all leases for space on the Real Property or in the improvements on the Real Property (the Leases), and the leasehold estates created thereby, together with all and singular the rights, benefits, and privileges of the lessor thereunder;

     o    all rents, issues, and profits arising from the Leases,

     o all service contracts, vending agreements, other leases, lease commission agreements, licenses, occupancy agreements, or permits with respect to the Real Property listed on Schedule 1 attached hereto (the Contracts) and the rents, issues, profits from the Contracts, if any;

     o all security deposits and other deposits and security deposit accounts maintained with respect to the Leases or the Real Property listed on Schedule 2 attached hereto; and

     o all trade names and trademarks owned or used by Grantor in connection with the operation of the Real Property, together with all appurtenances and rights related to such trade name or trademark, including, but not limited to, the goodwill associated therewith, telephone listings, telephone advertising, and telephone and utility deposits affecting the Real Property.

TO HAVE AND TO HOLD the Property to Grantee, its successors and assigns forever. Grantor binds itself, its successors and assigns, to WARRANT AND FOREVER DEFEND, all and singular the Property, subject to the Permitted Encumbrances and the warranties, covenants, and conditions in this Assignment, to Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the Property or any part thereof, by, through and under Grantor, but not otherwise.

2.   Assumption.

Grantee assumes and agrees to perform all of the terms, covenants and conditions of the Leases and the Contracts, on the part of the lessor or on the part of the Grantor, as the case may be, therein required to be performed arising on or after the date of this Assignment.


3.   Permitted Exceptions.

This Assignment is executed by Grantor, and accepted by Grantee, subject to all liens, security interests, restrictions, conditions, limitations, easements, reservations, and encumbrances of record in Dallas County, Texas, affecting the Property, to the extent valid and enforceable and which are listed on Exhibit B attached to this Assignment (the Permitted Exceptions).

4.   Indemnities.

Grantor shall indemnify and hold Grantee harmless from any and all liabilities, claims, demands, damages, and causes of actions that may now or hereafter be made or asserted against Grantee arising out of or related to the Contracts or the Leases for acts or omissions of Grantor occurring prior to the date of this Assignment.

Grantee shall indemnify and hold Grantor harmless from any and all liabilities, claims, demands, damages, and causes of actions that may now or hereafter be made or asserted against Grantor arising out of or related to the Contracts or the Leases for acts or omissions occurring on or after the date of this Assignment.

5.   Limitation on Recourse.

Notwithstanding anything to the contrary contained in this Assignment or in any document related to this Assignment, Grantee's recourse against Grantor with respect to any warranty, covenant, responsibility, undertaking, duty, liability, or obligation of any kind or nature under or in connection with this Assignment or any other related agreement or transaction whether liquidated, unliquidated, claimed, or adjudged is limited to the assets of Grantor as an entity, and no general or limited partner comprising Grantor or any other person or entity whatsoever has any liability whatsoever, direct, indirect, contingent or otherwise, in connection therewith.

Notwithstanding anything contained herein to the contrary, Grantor hereby acknowledges and agrees that no limited partner of Grantee, nor any trustee, director, holder of any beneficial interests, shareholder, officer or employee of any affiliate thereof (except any general partner of Grantee or any such affiliate) shall have any personal liability, directly or indirectly, under this Assignment or under any certificate, representation, warranty or other instrument delivered in connection herewith, and Grantor shall have recourse hereunder only against Grantee=s assets or the assets of its general partner(s).

     DATED EFFECTIVE as of the first date above-written.

                              GRANTOR:

                              SOUTHLAND INVESTMENT PROPERTIES
                              PARTNERS, a Delaware general
                              partnership

                              BY:  Las Colinas Investment
                                   Properties Limited
                                   Partnership, a Delaware
                                   limited partnership, Managing
                                   General Partner

                                   By:  Faison-Stone, Inc., a
                                        Texas corporation,
                                        Manager

                                        By:
                                        Name:
                                        Title:


                              GRANTEE:

                              Parkway Properties, Inc.
                              a


                              By:
                              Name:
                              Title:



                           Exhibit A

                  Description of Real Property




                            Exhibit B

                      Permitted Exceptions




                           SCHEDULE 1

                        List of Contracts




                           SCHEDULE 2

                        List of Deposits



                           EXHIBIT D

                     TENANT NOTICE LETTERS

[Name and Address of Tenant]

                         Re:  Change of Ownership
                              ___________________
                              Irving, Texas (the Property)
Ladies and Gentlemen:

This letter is to notify you, as a tenant at the Property, that the present owner, Southland Investment Properties Partners, a Delaware general partnership (Seller), has this date conveyed and transferred ownership of the Property to _________________________, a _____________________ (Buyer).

In  connection with this conveyance, all of Seller's interest  as landlord  under your lease has been transferred and  assigned  to
Buyer.   Beginning ____________ 1, 1997, please make  all  rental
payments payable to Buyer and deliver them to:
                       _____________________
                       _____________________
                       _____________________

   All questions or other matters regarding your lease at the Property should be coordinated through ____________________, at the above address, whose telephone number is _______________.

In connection with the conveyance, your security deposit in the amount of $_______.00 has been transferred to Buyer, who has assumed responsibility for this security deposit, and all future matters regarding this security deposit are to be coordinated with Buyer. Security deposit returns will be conditioned upon and subject to existing agreements.

                              Very truly yours,

                              SOUTHLAND INVESTMENT PROPERTIES
                              PARTNERS, a Delaware general part-
                              nership

                              By:  Las Colinas Investment
                                   Properties Limited
                                   Partnership, a Delaware
                                   limited partnership, Managing
                                   General Partner

                                   By:  Faison-Stone, Inc., a
                                        Texas corporation,
                                        Manager


                                        By:
                                        Name:
                                        Title:



                           EXHIBIT E

                     SPECIAL WARRANTY DEED

     This  Special  Warranty  Deed (this  Deed)  is  made  as  of
_______________, 1997, by SOUTHLAND INVESTMENT PROPERTIES PARTNERS, a Delaware general partnership (Grantor) to __________________________, a _________________________
(Grantee).

For and in consideration of the sum of Ten and No/100 Dollars and other valuable consideration to Grantor paid by the Grantee, the receipt of which is hereby acknowledged, Grantor and Grantee agree as follows:

1.   Conveyance and Warranty of Title.

Grantor GRANTS, SELLS, and CONVEYS to Grantee, subject to the Permitted Exceptions (defined below), all of the real property
(the Property) more particularly described in Exhibit A attached to this Deed.

TO HAVE AND TO HOLD the Property, subject to the Permitted Exceptions, together with all and singular the rights and appurte nances thereto in anywise belonging, to Grantee, its successors and assigns, forever; and Grantor binds itself, its successors and assigns, to WARRANT AND FOREVER DEFEND all and singular the Property to Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through, or under Grantor, but not otherwise.

2.   Permitted Exceptions.

This  Deed  is made, and is accepted by Grantee, subject  to  the
restrictions,  easements,  covenants,  encumbrances,  and   liens
described on Exhibit B attached hereto and incorporated herein by reference for all purposes (the Permitted Exceptions).

3.   Taxes and Assessments.

Grantee, by accepting delivery of this Deed, has assumed and agreed to pay the taxes and assessments for the current year.
Grantee's acceptance of delivery of this Deed is evidenced by its recordation.

4.   Limitation on Recourse.

Notwithstanding anything to the contrary contained in this Deed or in any document related to this Deed, Grantee's recourse against Grantor with respect to any warranty, covenant, responsibility, undertaking, duty, liability, or obligation of any kind or nature under or in connection with this Deed or any other related agreement or transaction whether liquidated, unliquidated, claimed, or adjudged is limited to the assets of Grantor as an entity, and no general or limited partner comprising Grantor or any other person or entity whatsoever has any liability whatsoever, direct, indirect, contingent, or otherwise, in connection therewith.



     EXECUTED as of the date first above written.

                              GRANTOR:

                              SOUTHLAND INVESTMENT PROPERTIES
                              PARTNERS, a Delaware general
                              partnership

                              By:  Las Colinas Investment
                                   Properties Limited
                                   Partnership, a Delaware
                                   limited partnership, Managing
                                   General Partner

                                   By:  Faison-Stone, Inc., a
                                        Texas corporation,
                                        Manager


                                        By:
                                        Name:
                                        Title:


STATE OF TEXAS

COUNTY OF DALLAS

     This    instrument   was   acknowledged   before    me    on
______________,    1997,    by                                  ,
of Faison-Stone, Inc., a Texas corporation, Manager for Las Colinas Investment Properties Limited Partnership, a Delaware limited partnership, Managing General Partner of Southland Investment Properties Partners, a Delaware general partnership, on behalf of said partnerships and corporation.


                              NOTARY PUBLIC, STATE OF TEXAS

[Stamped Notary Seal]


GRANTEE'S ADDRESS:


                           Exhibit A

                  Description of Real Property



                           Exhibit B

                      Permitted Exceptions



                           EXHIBIT F
                 SPECIAL WARRANTY BILL OF SALE

This Special Warranty Bill of Sale is made as of _______________,
1997,  by  SOUTHLAND INVESTMENT PROPERTIES PARTNERS,  a  Delaware
general  partnership (Grantor) to __________________________,   a
_____________________  (Grantee).

For and in consideration of the sum of Ten and No/100 Dollars and other valuable consideration to Grantor paid by the Grantee, the receipt of which is hereby acknowledged, Grantor and Grantee agree as follows:

1.   Conveyance and Warranty of Title.

Grantor GRANTS, SELLS, and CONVEYS to Grantee, subject to the Permitted Exceptions (defined below), all of Seller's interest in all equipment, furniture, fittings, fixtures, and articles of personal property owned by Seller and located on the real property described in Exhibit A attached to this Bill of Sale and more particularly described in Exhibit B attached to this Bill of Sale (such equipment, furniture, fittings, fixtures, and articles of personal property are referred to collectively as the Personal Property); provided, however, THIS CONVEYANCE IS MADE ON AN "AS-IS", "WHERE-IS' BASIS AND GRANTOR MAKES AND IT HEREBY DISCLAIMS ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF CONDITION, USABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

TO HAVE AND TO HOLD the Personal Property, subject to the Permitted Exceptions, to Grantee, its successors and assigns forever; and Grantor binds itself, its successors and assigns, to WARRANT AND FOREVER DEFEND all and singular the Personal Property to Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the Personal Property or any part thereof, by, through, or under Grantor, but not otherwise.

2.   Permitted Exceptions.

This Bill of Sale is executed by Grantor, and accepted by Grantee, subject to all liens, security interests, restrictions, conditions, limitations, easements, reservations, and encumbrances of record in Dallas County, Texas, affecting the Personal Property, to the extent valid and enforceable and which are listed on Exhibit C attached to this Bill of Sale (the Permitted Exceptions).

3.   Limitation on Recourse.

Notwithstanding anything to the contrary contained in this Bill of Sale or in any document related to this Bill of Sale, Grantee's recourse against Grantor with respect to any warranty, covenant, responsibility, undertaking, duty, liability, or obligation of any kind or nature under or in connection with this Bill of Sale or any other related agreement or transaction whether liquidated, unliquidated, claimed, or adjudged is limited to the assets of Grantor, as an entity, and no general or limited partner comprising Grantor or any other person or entity whatsoever has any liability whatsoever, direct, indirect, contingent, or otherwise, in connection therewith.

Notwithstanding anything contained herein to the contrary, Grantor hereby acknowledges and agrees that no limited partner of Grantee, nor any trustee, director, holder of any beneficial interests, shareholder, officer or employee of any affiliate thereof (except any general partner of Grantee or any such affiliate) shall have any personal liability, directly or indirectly, under this Bill of Sale or under any certificate, representation, warranty or other instrument delivered in connection herewith, and Grantor shall have recourse hereunder only against Grantee=s assets or the assets of its general partner(s).

     EXECUTED as of the date first above written.

                              GRANTOR:

                              SOUTHLAND INVESTMENT PROPERTIES
                              PARTNERS, a Delaware general
                              partnership

                              BY:  Las Colinas Investment
                                   Properties Limited
                                   Partnership, a Delaware
                                   limited partnership, Managing
                                   General Partner

                                   By:  Faison-Stone, Inc., a
                                        Texas corporation,
                                        Manager


                                        By:
                                        Name:
                                        Title:

                           Exhibit A

                  Description of Real Property




                           Exhibit B

                Description of Personal Property



                           Exhibit C

                      Permitted Exceptions



                           EXHIBIT G

                  IRC SECTION 1445 CERTIFICATE

SUBJECT
PROPERTY:      The  real  property described on  Exhibit  A
               attached hereto and made a part hereof.

SELLER:        SOUTHLAND INVESTMENT PROPERTIES PARTNERS,  a
               Delaware general partnership

BUYER:         _________________________,         a
               _____________________

     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform Buyer that the withholding of tax is not required upon the disposition of a U.S. real property interest by Seller, the undersigned hereby certifies the following on behalf of Seller:

          1. Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income
     Tax Regulations);

          2. Seller's U.S. employer identification number is ____________________; and

          3.   Seller's office address is 5215 N. O'Connor Blvd.,
     Suite  1100, Williams Square - Central Tower, Irving,  Texas
     75039.

     Seller  understands that this certification may be disclosed to  the  Internal  Revenue Service by Buyer and  that  any  false
statement   contained   herein  could  be   punished   by   fine,
imprisonment, or both.

     Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief, it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Seller.


     EXECUTED as of the _____ day of _________________, 1997.

                              SOUTHLAND INVESTMENT PROPERTIES
                              PARTNERS, a Delaware general
                              partnership

                              By:  Las Colinas Investment
                                   Properties Limited
                                   Partnership, a Delaware
                                   limited partnership, Managing
                                   General Partner

                                   By:  Faison-Stone, Inc., a
                                        Texas corporation,
                                        Manager


                                        By:
                                        Name:
                                        Title:
                           Exhibit A

                  Description of Real Property



                           EXHIBIT H

              FORM OF TENANT ESTOPPEL CERTIFICATE


Parkway Properties, Inc.
300 One Jackson Place
188 East Capitol Street
Jackson, MS  39201

     Re:

Gentlemen:

     The  undersigned  as  Tenant  hereby  certifies  to  Parkway
Properties, Inc., and its successors or assigns ("Buyer"), and any beneficiary under a deed of trust covering the above captioned property ("Mortgagee") that:

     (a) It is a Tenant of a portion of the captioned property under a certain lease (the "Lease") as follows:

          Landlord:

          Tenant:

          Lease Dated:

          Amendment(s) Dated (if any):

          Current Annual Base Rent:

          Current CAM or Operating Expenses Charges:

          Square Footage:

          Original term (or current option period, if applicable) expires:

          Security Deposit and/or Lease Deposit: $

          Outstanding Tenant Improvement Allowance (if any): $

     (b) All rentals payable under the Lease have been paid through _______, 19___; and except for ________, no rent has been paid more than one month in advance of its due date.

     (c) That attached hereto as Exhibit A is a true and complete copy of the Lease and all amendments thereto.

     (d) Tenant has unconditionally accepted and occupied the leased premises, is paying rent under the Lease without claim or right of set-off, or claim of any default by the Landlord, and is now conducting business on the premises;

     (e) Except as set forth below, the Lease sets forth the entire agreement between the Landlord and Tenant, is in full force and effect in accordance with its terms and has not, in any way, been amended, modified, assigned or sublet;

     (f) To Tenant's actual knowledge, there exists no default by either party to the Lease, or other grounds for ceasing or reducing the payment of rental, or for cancellation or termination of the Lease;

     (g) To Tenant's actual knowledge, all requirements of the Lease have been complied with an no charges, set-offs or other credits exist against the rentals;

     (h) The Lease contains, and Tenant has, no outstanding options or rights of first refusal to purchase the Premises nor any part of the real property of which the Premises are a part.

     (i)  Except  for ______________________________, Tenant  has
          not assigned, mortgaged, sublet, encumbered or otherwise transferred any of its interest under the Lease and has received no notice of any assignment, mortgage or encumbrance of the Lease by Landlord.

From  and  after  the  date  that Buyer  acquires  title  to  the
Property:

     (j) Tenant shall not agree to any alteration, modification, amendment or termination of its Lease, nor subordinate or permit subordination of the Lease to any lien in favor of anyone other than Buyer or Mortgagee, without first obtaining Buyer's prior written approval;

     (k) Tenant will not pay rent in advance for more than the current month without Mortgagee=s prior written consent. No concession or allowance has been granted by Landlord which permits Tenant to occupy the leased premises without payment of Rent or any other financial obligation contained in the Lease.

     (l) Buyer may subsequently execute and deliver to Mortgagee an Assignment of Leases and Rents conveying the rentals under the Lease as additional security for a loan secured by the Property, and Tenant hereby expressly consents to such Assignment and has no notice of a prior Assignment of the Leases or the rents thereunder other than to Landlord=s current lender;

     (m) Tenant will not look to any mortgagee, or its successors or assigns, for the return of or credit for security deposit or prepaid rent, if any, unless said sums have been actually transferred to such mortgagee or its successors or assigns.

     Tenant understands that Buyer is relying on the above representations in connection with the purchase of the above referenced building and does hereby warrant and affirm to and for the benefit of Buyer, its successors and assigns, that each of the foregoing representations is true, correct and complete as of the date hereof.



                              By:
                              Name:
                              Title:
                              Date: